[front cover]
                                                                 APRIL 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
BALANCED

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

BALANCED
(TWBIX)
------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended April 30, 1999, we witnessed some surprising events in the U.S. financial markets. When we last addressed you in the annual report for American Century Balanced, the Federal Reserve (the U.S. central bank) had just cut short-term interest rates three times to bolster the U.S. economy and help stabilize markets worldwide. This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain.

     But the Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. Investors, many of whom had shifted their holdings into U.S. Treasury securities, moved out of Treasurys into stocks and higher-yielding bonds. Interest rates rose while the U.S. stock market soared--the Dow Jones Industrial Average broke through 10,000 by the end of the first quarter.

     The year also began on an up note for us. We continued to focus on making American Century easier to do business with and helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury. com). There you'll find daily fund information--including performance and price data--market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group. Performance is too hard-won, and our business too competitive, not to do so.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
BALANCED
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Types of Investments ...................................................    6
   Top Ten Stock Holdings .................................................    7
   Top Five Stock Industries ..............................................    7
   Fixed-Income Portfolio .................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   15
   Statement of Operations ................................................   16
   Statements of Changes
      in Net Assets .......................................................   17
   Notes to Financial
      Statements ..........................................................   18
   Financial Highlights ...................................................   22
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   24
   Background Information
      Investment Philosophy and
         Policies .........................................................   25
      Comparative Indices .................................................   25
      Investment Team
         Leaders ..........................................................   25
      Credit Rating
         Guidelines .......................................................   25
   Glossary ...............................................................   26


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S. stock and bond markets diverged during the six months ended April 30, 1999. Stocks generally rallied while bonds were mostly flat to lower.

* Three short-term interest rate cuts by the Federal Reserve in late 1998 helped bolster the U.S. economy and investor confidence, lending strength to stocks.

* Large-capitalization growth stocks such as Microsoft still provided market leadership, but not as convincingly as in past periods. Mid- cap stocks nearly kept pace with large-cap issues, and even the much-beleaguered small-cap stock indices posted respectable returns.

* Value stocks generally outperformed growth stocks for the first four months of 1999, reversing another recent trend.

* Cyclical stocks staged a comeback as investors regained faith in the strength and growth of the global economy. High-tech and pharmaceutical stocks fell somewhat out of favor.

* Strong U.S. economic growth and rising interest rates caused low returns for most bonds, especially Treasury securities.

* Corporate bonds and mortgage-backed securities benefited from demand from yield-oriented investors who sold Treasurys as economic conditions improved.

MANAGEMENT Q&A

* Balanced's return for the six months ended April 30 reflected the strength of the stock market and the relative weakness of bonds.

* The fund's equity portfolio returned nearly 16% for the six months, but it wasn't enough to match the sizzling pace of the S&P 500.

* Balanced's stock portfolio had more of a smaller-company and value-oriented bias than the S&P 500, which is one reason it trailed the index.

* The equity portfolio also lost some ground because of an underweight in energy securities and overweighted positions in interest rate-sensitive electric utilities, property insurance, and construction stocks.

* Balanced benefited from overweighted positions in Microsoft, America Online, and AT&T, as well as large positions in financial services and banking stocks such as Chase Manhattan and Morgan Stanley Dean Witter.

* We're bringing our industry positions in the stock portfolio more in line with the S&P 500. We plan to focus more on stock selection within each industry.

* The performance of the bond portfolio basically matched the return of its new benchmark, the Lehman Brothers Aggregate Bond Index.

* We switched to the new index because we believe it better represents the broader U.S. taxable bond market.

* The portfolio now holds fewer corporate bonds and more mortgage-backed securities.

* We began to invest a small portion of the corporate bond portfolio in securities rated BB, an area where we think we can add value and boost fund performance.

*   We'll continue to move the fixed-income portfolio closer to the new index.

[left margin]

"BALANCED BENEFITED FROM OVERWEIGHTED POSITIONS IN MICROSOFT, AMERICA ONLINE, AND AT&T, AS WELL AS LARGE POSITIONS IN FINANCIAL SERVICES AND BANKING STOCKS SUCH AS CHASE MANHATTAN AND MORGAN STANLEY DEAN WITTER."

                  BALANCED(1)
                    (TWBIX)
TOTAL RETURNS:                  AS OF 4/30/99
    6 Months                         9.64%(2)
    1 Year                             10.05%
30-DAY SEC YIELD:                       2.39%
INCEPTION DATE:                      10/20/88
NET ASSETS:                 $960.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 26-27.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

STOCKS AND BONDS DIVERGE

     During the six months ended April 30, 1999, a resilient U.S. economy and revitalized investor confidence spurred a U.S. stock market rebound while simultaneously pushing up interest rates and dampening domestic bond returns. This divergence in stock and bond performance is displayed dramatically in the returns for the S&P 500 and the Lehman Aggregate Bond Index in the graphics at the right. The blended index shows how a 60% S&P 500/40% Lehman Aggregate combination would have performed.

RECALLING THE PANIC

     It's fascinating how much conditions can change in just six months. In October 1998, the U.S. financial markets were still reeling from a startling third quarter that had seen equity markets plunge worldwide in response to global credit and financial crises, particularly in Asia, Russia, and Latin America, and the threatened collapse of several hedge funds. Many investors pulled their money out of equities and foreign investments and opted instead for the relative safety and liquidity of U.S. Treasury securities. Treasury bond yields plummeted to record lows, and Treasury bond prices soared. But not all bond sectors shared equally in this rally. Demand for corporate and mortgage-backed securities dropped dramatically, and their returns fell far below those of Treasurys.

THE TURNAROUND

     But even as Treasury returns blossomed, the seeds of change were being planted. The Federal Reserve, the U.S. central bank, cut short-term interest rates three times to ease the credit crisis and spur economic growth.
Furthermore, the U.S. economy and its driving force, consumer spending, demonstrated remarkable staying power. U.S. economic growth in the fourth quarter of 1998 and the first quarter of 1999 was far stronger than expected, and foreign economies showed signs of stabilization and recovery in early 1999. As a result, by the end of the first quarter, the venerable Dow Jones Industrial Average had rocketed past 10,000, signaling happier days for U.S. stock investors.

INSIDE THE STOCK MARKET'S RETURNS

     Not all stock investors were equally happy, however. Small-company stocks continued to lag big-company stocks. The S&P SmallCap 600 Index was up 9.03% for the six-month period, a respectable return, but well behind the blistering pace of the S&P 500, which was up 22.31%. Mid-sized companies also lagged, but not by nearly as much--the S&P MidCap 400 gained 18.86% during the same span. Both mid- and small-company stocks began to be perceived as undervalued and drew investors away from big-company stocks,

[right margin]

"A RESILIENT U.S. ECONOMY AND REVITALIZED INVESTOR CONFIDENCE SPURRED A U.S. STOCK MARKET REBOUND WHILE SIMULTANEOUSLY PUSHING UP INTEREST RATES AND DAMPENING DOMESTIC BOND RETURNS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999
   S&P 500                      22.31%
   BLENDED INDEX                13.67%
   LEHMAN BROS. AGGREGATE
      BOND INDEX                 0.69%

Source: Lipper Inc.

[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                  Lehman Bros.
                   S&P 500           Blended Index     Aggregate Bond Index
10/31/98            $1.00                $1.00                $1.00
11/30/98            $1.06                $1.04                $1.01
12/31/98            $1.12                $1.08                $1.01
1/31/99             $1.17                $1.11                $1.02
2/28/99             $1.13                $1.08                $1.00
3/31/99             $1.18                $1.11                $1.00
4/30/99             $1.22                $1.14                $1.01

Source: Lipper Inc.

These indices are defined on page 25.


                                                  www.americancentury.com      3


Market Perspective
--------------------------------------------------------------------------------
                                                                    (Continued)
which were seen as becoming increasingly pricey.

     Similarly, value stocks (also considered to be relatively inexpensive) gained ground at the expense of growth stocks (issued by companies with above-average earnings growth). Growth stocks had been in favor during the past three years, but that changed in 1999. For the first four months of 1999, the S&P 500/BARRA Value Index clearly outpaced the S&P 500/BARRA Growth Index, 11.24% to 6.68%. Most of the performance disparity was focused in April, when the S&P 500/BARRA Value Index was up 8.62% compared to a -0.19% return for the S&P 500/BARRA Growth Index.

THE RETURN TO CYCLICALS

     Another big U.S. stock story was sector rotation. It became clearer by April that the global economy in general was regaining some strength, and cyclical stocks (whose price and earnings tend to follow the ups and downs of the economy) made a comeback. Investors put faith in the growth of the global economy by investing in the stocks of basic materials producers--such as paper, metal, and mining companies--that rely heavily on global economic growth for their profitability.

     While buying these deep cyclical stocks, investors sold previous favorites such as high-tech and pharmaceutical stocks. High-tech investors were spooked in April when Compaq Computer announced that first-quarter profits would be half of analysts' estimates. Pharmaceuticals were hit by a wave of selling when investors stopped feeling they needed the stable earnings and recession protection that drug company stocks can offer.

TREASURYS CORRECTED

     A bond version of sector rotation began earlier in the year. By early 1999, bond investors generally sensed that the gloomiest economic predictions were not coming true, and they became more interested in higher yields than in safety and liquidity. As a result, bondholders began selling Treasurys and buying higher-yielding bonds such as corporate and mortgage-backed securities. As you can see in the accompanying table and graph, corporates and mortgage-backeds outperformed Treasurys, and Treasury yields rose significantly.

     U.S. bond returns were generally quite low for the six-month period as strong economic growth translated into fears of future inflation and higher interest rates. During the period, bond sentiment changed dramatically. In November, many analysts still thought that the Federal Reserve would have to cut interest rates again in 1999 to bolster the economy. By the end of April, the speculation had switched 180 degrees to concerns that the Fed might have to raise interest rates by the end of 1999 to ward off inflation.

[left margin]

"U.S. BOND RETURNS WERE GENERALLY QUITE LOW FOR THE SIX-MONTH PERIOD AS STRONG ECONOMIC GROWTH TRANSLATED INTO FEARS OF FUTURE INFLATION AND HIGHER INTEREST RATES."

[line graph - data below]

RISING TREASURY YIELD CURVE

                 10/31/98              4/30/99
YEARS TO
MATURITY
1                 4.38%                 4.96%
2                 4.26%                 5.09%
3                 4.34%                 5.18%
4                 4.38%                 5.28%
5                 4.32%                 5.22%
6                 4.39%                 5.32%
7                 4.46%                 5.42%
8                 4.49%                 5.39%
9                 4.52%                 5.36%
10                4.54%                 5.32%
11                4.65%                 5.41%
12                4.76%                 5.50%
13                4.89%                 5.59%
14                4.99%                 5.68%
15                5.08%                 5.77%
16                5.12%                 5.80%
17                5.17%                 5.83%
18                5.21%                 5.86%
19                5.26%                 5.89%
20                5.30%                 5.93%
21                5.32%                 5.93%
22                5.34%                 5.92%
23                5.35%                 5.92%
24                5.37%                 5.91%
25                5.38%                 5.90%
26                5.33%                 5.86%
27                5.28%                 5.82%
28                5.23%                 5.78%
29                5.18%                 5.74%
30                5.14%                 5.71%

Source: Bloomberg Financial Markets

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999
   LEHMAN BROS. AGGREGATE
      BOND INDEX                        0.69%
   LEHMAN BROS. CORPORATE
      BOND INDEX                        1.75%
   LEHMAN BROS. MORTGAGE-
      BACKED SECURITIES INDEX           2.39%
   LEHMAN BROS. TREASURY
      BOND INDEX                       -1.21%

Source: Russell/Mellon Analytical


4      1-800-345-2021


Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                   INVESTOR CLASS (INCEPTION 10/20/88)   ADVISOR CLASS (INCEPTION 1/6/97)
                      BALANCED    BLENDED INDEX(2)          BALANCED    BLENDED INDEX
6 MONTHS(1)             9.64%         13.67%                  9.50%         13.67%
1 YEAR                 10.05%         15.60%                  9.77%         15.60%
=======================================================================================
AVERAGE ANNUAL RETURNS
=======================================================================================
3 YEARS                15.08%         20.68%                   --              --
5 YEARS                13.84%         19.35%                   --              --
10 YEARS               12.93%         14.85%                   --              --
LIFE OF FUND           12.80%         15.00%(3)              14.51%         20.29%(4)

(1) Returns for periods less than one year are not annualized.

(2) The bond portion of the blended index has been changed from the Lehman Brothers Intermediate Government/Corporate Index to the Lehman Brothers Aggregate Bond Index, which we believe better represents the broader U.S. taxable bond market.

(3) Return from 10/31/88, the date nearest the class's inception for which data are available.

(4) Return from 1/31/97, the date nearest the class's inception for which data are available.

See pages 24-26 for information about share classes, the Blended Index, and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/99
New Blended Index      $40,260
Old Blended Index      $39,321
Balanced               $33,766

                    Balanced       Old Blended Index    New Blended Index
DATE                 VALUE               VALUE               VALUE
4/30/89             $10,000             $10,000             $10,000
4/30/90             $11,356             $10,987             $10,994
4/30/91             $13,734             $12,749             $12,825
4/30/92             $16,000             $14,361             $14,469
4/30/93             $16,333             $15,867             $16,038
4/30/94             $17,654             $16,439             $16,605
4/30/95             $18,856             $18,590             $18,831
4/30/96             $22,158             $22,543             $22,895
4/30/97             $24,427             $26,519             $26,996
4/30/98             $30,683             $34,003             $34,827
4/30/99             $33,766             $39,321             $40,260

$10,000 investment made 4/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. Both the old and new blended indices are provided for comparison in the graph at left. In future reports, only the new blended index will be used for performance comparisons. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                      Balanced          New Blended Index
DATE                   RETURN                RETURN
4/30/90                13.56%                 9.94%
4/30/91                20.94%                16.65%
4/30/92                16.50%                12.82%
4/30/93                 2.08%                10.85%
4/30/94                 8.09%                 3.53%
4/30/95                 6.81%                13.41%
4/30/96                17.51%                21.58%
4/30/97                10.24%                17.91%
4/30/98                25.61%                29.01%
4/30/99                10.05%                15.60%


                                                  www.americancentury.com      5


Balanced--Q&A
--------------------------------------------------------------------------------
/photo of John Schniedwind, Jeff Tyler/
Equity team: John Schniedwind, Jeff Tyler

/photo of Bud Hoops, Jeff Houston/
Fixed-income team: Bud Hoops, Jeff Houston

     Based on interviews with John Schniedwind and Jeff Houston, portfolio managers on the Balanced fund investment teams (pictured above).

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30?

     Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds returned 9.64%.* Balanced's stock holdings returned 15.79%, while the bonds returned 0.74%. Balanced's benchmark (a blended index that combines the S&P 500 and the Lehman Brothers Aggregate Bond Index in the same 60%/40% proportion as the asset mix of the portfolio) returned 13.67%. This reflected the combined 22.31% return of the S&P 500 and the 0.69% return of the Aggregate Bond index.

WHAT CAUSED THE RETURN DIFFERENTIAL BETWEEN THE FUND AND THE BLENDED INDEX?

     The S&P 500 outperformed Balanced's equity portfolio. The stock index's performance continued to be dominated by a small group of large-capitalization (large-company) growth stocks, such as IBM, Sun Microsystems, MCI Worldcom, and Cisco Systems. Balanced owned these stocks and they were among the fund's best performing holdings, but they were underweighted in the portfolio relative to their weighting in the index.

     That's because Balanced, which has been managed according to a quantitative style since November 1, 1998, had more of a smaller-company and value-oriented bias than the S&P 500. The fund's stock valuation model ranked mid-sized and small-company issues as more attractive than bigger, higher-priced growth companies. Unfortunately, many of the stocks highlighted by the model underperformed large-cap growth stocks until late in the period.

WERE THERE OTHER FACTORS THAT CAUSED FUND PERFORMANCE TO DIVERGE FROM  THE
INDEX?

     Rising interest rates was another key factor that adversely affected fund performance. We were overweighted in three areas that are sensitive to interest rates. For example, Balanced had a sizable position in electric utilities stocks, such as Southern Co. and Sempra Energy, which generally performed poorly during the first quarter of 1999 as rates rose.

     Higher interest rates also hurt the stocks of property insurance companies (including LandAmerica Financial and

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PORTFOLIO NOW HOLDS FEWER CORPORATE BONDS AND MORE MORTGAGE-BACKED SECURITIES."

[pie charts - data below]

TYPES OF INVESTMENTS
IN THE PORTFOLIO

AS OF APRIL 30, 1999
Common Stocks                58%
Corporate Bonds              16%
Mortgage- & Asset-Backed
   Securities                13%
U.S. Treasury Securities      8%
Other                         5%

AS OF OCTOBER 31, 1998
Common Stocks                53%
Corporate Bonds              21%
U.S. Treasury Securities     10%
Mortgage- & Asset-Backed
   Securities                 9%
Other                         7%

Security types are defined on pages 26-27.


6      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

First  American  Financial)  and  construction  firms  (such as Centex  and D.R.
Horton).   Concerns  that  higher  rates  would  discourage  home  building  and refinancing activity weighed down these stocks.

     Higher oil prices also hurt us. We were underweight in the energy sector because falling oil prices in 1998 led to repeatedly disappointing earnings. Unfortunately, that caused us to miss the upturn in 1999 when a sudden rebound in oil prices led to a sharp increase in energy stock prices in March and April.

BALANCED'S EQUITY PORTFOLIO DIDN'T KEEP PACE WITH THE SKYROCKETING S&P 500, BUT IT DID PRODUCE A RESPECTABLE RETURN. WHAT THINGS WENT RIGHT?

     Balanced's overweighting in computer software stocks provided the biggest performance boost. Mega-sized software companies such as Microsoft benefited from both product sales growth and strong investor demand for large-cap growth stocks. Microsoft was Balanced's largest stock holding and one of its top performers.

     Financial services and banking stocks--two of the fund's largest industry positions--performed well amid improving earnings, which are tied closely to the economy's strength. Chase Manhattan and Morgan Stanley Dean Witter were among Balanced's best performers for the period.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     Besides the economic strength and rising interest rates that caused low bond returns, the management team continued to gradually bring the fixed-income portfolio more in line with the Lehman Brothers Aggregate Bond Index, which became the portfolio's benchmark in the fourth quarter of 1998. As we discussed in Balanced's last annual report, we switched to the Aggregate Bond index because we believe it better represents the broader U.S. taxable bond market than the former benchmark (the Lehman Intermediate Government/Corporate Index).

     One primary difference between the two indices is that the Aggregate includes mortgage-backed securities, while the Intermediate Government/ Corporate does not. This is important because Balanced has owned mortgage-backed securities in recent years. Also, the Aggregate has a smaller percentage of corporate bonds than we've typically held in Balanced.

     The portfolio now holds fewer corporate bonds--though still more than in the benchmark--and more mortgage-backed securities.

     Also, since September, we have been investing a small portion of the portfolio in corporate bonds rated BB. This is an area where we think we can add value and boost fund performance.

CAN YOU ELABORATE ON THIS CHANGE?

     Bonds that are rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Many funds and institutions concentrate exclusively on investment-grade bonds.

     In contrast, bonds rated B and below are more vulnerable to sudden swings in credit quality. As a result, they offer high yields to compensate for the additional risk. "High-yield" investors focus on these bonds, as well as those that are unrated.

[right margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                            4/30/99          10/31/98
MICROSOFT CORP.              4.8%              4.4%
CHASE MANHATTAN
     CORP.                   3.8%               --
INTEL CORP.                  3.2%               --
FORD MOTOR CO.               2.7%               --
BELLSOUTH CORP.              2.6%               --
LINCOLN NATIONAL CORP.       2.5%               --
UNITED TECHNOLOGIES
     CORP.                   2.4%               --
MORGAN STANLEY
     DEAN WITTER,
     DISCOVER & CO.          2.2%               --
FANNIE MAE                   1.9%              4.2%
FIRST UNION CORP.            1.9%               --

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                            4/30/99          10/31/98
TELEPHONE
     COMMUNICATIONS          9.0%              5.4%*
COMPUTER SOFTWARE
     & SERVICES              8.7%              8.6%
BANKING                      8.5%              0.6%
PHARMACEUTICALS              7.0%             20.5%
INSURANCE                    6.5%             10.1%

* Percentage has been adjusted to reflect security industry reclassification.


                                                  www.americancentury.com      7


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     That leaves BB-rated bonds, which are lower quality than investment-grade bonds but don't offer enough yield for high-yield investors. This area of the market is largely overlooked and often inefficiently priced.

WON'T THESE BB SECURITIES MAKE THE FUND'S BOND PORTFOLIO MORE RISKY?

     We believe we can manage the additional risk in this sector successfully. First, we have an experienced credit research team that is very familiar with this part of the corporate bond market.

     Second, we're taking a fairly conservative approach. The BB bonds we're buying are issued by large, established companies with stable cash flows. They're basically "upgrade candidates"--bonds that are currently rated BB but that we think are worthy of a higher rating.

     When a BB security is upgraded to a higher rating, it often experiences a significant price increase because its newfound investment-grade status attracts greater demand from investors.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     We expect to see continued strong economic growth, modest but higher inflation, and less interest-rate volatility than we saw over the past year. The strong growth/modest inflation formula is a familiar one that has pushed the U.S. stock market higher for the past four years, and this could continue through 1999. We don't think the economic news will be as beneficial to bonds as it's been to stocks, but we believe bonds, especially corporate and mortgage-backed securities, should perform quite well if interest rate volatility remains relatively low.

WHAT'S YOUR OUTLOOK FOR BALANCED?

     Balanced's investment portfolio changed significantly in the last six months as we switched equity management styles and adjusted to a new bond benchmark. The next six months should be less eventful.

     On the equity side, we've found that our quantitative process is more effective at picking individual stocks than industries. So rather than significantly overweighting and underweighting entire sectors compared with the S&P 500, we are bringing our industry positions more in line with the index. We plan to focus more on stock selection, over- and underweighting companies within each sector.

CAN YOU GIVE AN EXAMPLE?

     We have recently overweighted financial services stocks compared with the S&P 500. Going forward, the percentage of financial services companies in the fund will likely more closely track the percentage in the index.

     On the bond side, we're likely to continue to add more mortgage-backed securities and sell corporate bonds. One of the benefits of more mortgage-backed holdings is that the credit quality of the portfolio has improved. That's because most mortgage-backed securities are backed by U.S. government agencies with AAA ratings.

[left margin]

"THE BB BONDS WE'RE BUYING ARE BASICALLY 'UPGRADE CANDIDATES'--BONDS THAT ARE CURRENTLY RATED BB BUT THAT WE THINK ARE WORTHY OF A HIGHER RATING."

BALANCED'S FIXED-INCOME PORTFOLIO
                                            AS OF            AS OF
                                           4/30/99         10/31/98
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY              8.0 YEARS        7.1 YEARS
   DURATION                               4.6 YEARS        4.5 YEARS

PORTFOLIO CREDIT QUALITY                 % OF FIXED-INCOME PORTFOLIO
   AAA                                      61%               46%
   AA                                        3%                5%
   A                                        18%               31%
   BBB                                      14%               13%
   BB                                        4%                5%
                                          -------           ------
                                            100%             100%
                                          =======           ======

Investment terms are defined in the Glossary on pages 26-27. Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 25 for more information.


8      1-800-345-2021


Balanced--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Shares                            ($ in Thousands)                    Value
--------------------------------------------------------------------------------
COMMON STOCKS--58.2%
AEROSPACE & DEFENSE--2.9%
                  90,400   Cordant Technologies Inc.                $  4,170
                  38,000   EG&G, Inc.                                  1,188
                  42,600   General Dynamics Corp.                      2,993
                 140,200   Goodrich (B.F.) Company (The)               5,573
                   9,900   Gulfstream Aerospace Corp.(1)                 483
                  92,600   United Technologies Corp.                  13,415
                                                                  ------------
                                                                      27,822
                                                                  ------------
AIRLINES--0.1%
                   8,700   AMR Corp.(1)                                  607
                   4,400   Delta Air Lines Inc.                          279
                   2,400   US Airways Group Inc.(1)                      131
                                                                  ------------
                                                                       1,017
                                                                  ------------
AUTOMOBILES & AUTO PARTS--2.2%
                  38,830   DaimlerChrysler AG(1)                       3,813
                  30,900   Fleetwood Enterprises, Inc.                   763
                 233,200   Ford Motor Co.                             14,910
                  21,700   General Motors Corp.                        1,930
                                                                  ------------
                                                                      21,416
                                                                  ------------
BANKING--5.0%
                 148,100   Banc One Corp.                              8,738
                  78,300   BankAmerica Corp.                           5,638
                 258,000   Chase Manhattan Corp.                      21,350
                 191,600   First Union Corp.                          10,610
                   5,900   GreenPoint Financial Corp.                    207
                  25,500   Wells Fargo & Co.                           1,101
                                                                  ------------
                                                                      47,644
                                                                  ------------
BIOTECHNOLOGY--0.8%
                 121,200   Amgen Inc.(1)                               7,442
                                                                  ------------
BROADCASTING & MEDIA--0.3%
                  69,000   CBS Corporation(1)                          3,144
                                                                  ------------
BUILDING & HOME IMPROVEMENTS--0.4%
                  26,500   Centex Construction Products Inc.             937
                  75,100   Lafarge Corp.                               2,539
                   9,100   Lone Star Industries, Inc.                    325
                                                                  ------------
                                                                       3,801
                                                                  ------------
BUSINESS SERVICES & SUPPLIES(2)
                  22,000   Mastech Corp.(1)                              324
                                                                  ------------
CHEMICALS & RESINS--1.1%
                  43,600   Dow Chemical Co.                            5,720
                  62,100   du Pont (E.I.) de Nemours & Co.             4,386
                                                                  ------------
                                                                      10,106
                                                                  ------------
COMMUNICATIONS EQUIPMENT--1.5%
                  44,550   Comverse Technology, Inc.(1)                2,873

Shares                            ($ in Thousands)                    Value
--------------------------------------------------------------------------------

                 145,200   Lucent Technologies Inc.                 $  8,730
                  44,200   Northern Telecom Ltd.                       3,014
                                                                  ------------
                                                                      14,617
                                                                  ------------
COMPUTER PERIPHERALS--0.8%
                  54,000   Cisco Systems Inc.(1)                       6,161
                   2,600   EMC Corp. (Mass.)(1)                          283
                  10,200   Lexmark International Group, Inc.
                              Cl A(1)                                  1,260
                                                                  ------------
                                                                       7,704
                                                                  ------------
COMPUTER SOFTWARE & SERVICES--5.1%
                  63,000   America Online Inc.                         8,993
                  74,200   Compuware Corp.(1)                          1,806
                   5,300   Concord EFS, Inc.(1)                          176
                  40,600   Keane, Inc.(1)                              1,007
                 327,100   Microsoft Corp.(1)                         26,587
                  57,600   NCR Corp.(1)                                2,362
                  30,100   Oracle Corp.(1)                               815
                  92,500   Sterling Software, Inc.(1)                  1,914
                 158,200   Unisys Corp.(1)                             4,973
                                                                  ------------
                                                                      48,633
                                                                  ------------
COMPUTER SYSTEMS--3.3%
                 222,800   Apple Computer, Inc.(1)                    10,242
                 114,700   Dell Computer Corp.(1)                      4,721
                  20,500   Gateway 2000, Inc.(1)                       1,357
                 117,100   Hewlett-Packard Co.                         9,236
                  28,200   International Business Machines
                              Corp.                                    5,899
                                                                  ------------
                                                                      31,455
                                                                  ------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.8%
                  39,900   Centex Corp.                                1,459
                  85,300   D.R. Horton, Inc.                           1,647
                  33,400   Kaufman & Broad Home Corp.                    812
                  48,500   Owens Corning                               1,728
                  52,800   Pulte Corp.                                 1,195
                  16,100   Southdown, Inc.                             1,031
                                                                  ------------
                                                                       7,872
                                                                  ------------
CONSUMER PRODUCTS--0.3%
                   7,300   Procter & Gamble Co. (The)                    685
                  27,700   Whirlpool Corp.                             1,839
                                                                  ------------
                                                                       2,524
                                                                  ------------
DIVERSIFIED COMPANIES--1.5%
                  88,200   General Electric Co. (U.S.)                 9,305
                  35,500   Tyco International Ltd.                     2,884
                  36,700   Unilever N.V. New York Shares               2,383
                                                                  ------------
                                                                      14,572
                                                                  ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.9%
                 288,000   Intel Corp.                                17,613

See Notes to Financial Statements


                                                  www.americancentury.com      9


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Shares                            ($ in Thousands)                    Value
--------------------------------------------------------------------------------

                  13,900   Rockwell International Corp.             $    718
                                                                  ------------
                                                                      18,331
                                                                  ------------
ENERGY (PRODUCTION & MARKETING)--1.8%
                   3,100   Anadarko Petroleum Corp.                      118
                  41,400   Apache Corp.                                1,270
                  14,800   Burlington Resources Inc.                     682
                  52,000   Exxon Corp.                                 4,319
                  77,300   Mobil Corp.                                 8,097
                   2,100   Occidental Petroleum Corp.                     42
                  27,600   Sunoco, Inc.                                  987
                  19,000   Texaco Inc.                                 1,192
                  68,300   Union Pacific Resources                       956
                                                                  ------------
                                                                      17,663
                                                                  ------------
ENERGY (SERVICES)--0.4%
                  71,000   Reliant Energy, Inc.                        2,010
                  59,100   Tidewater Inc.                              1,566
                                                                  ------------
                                                                       3,576
                                                                  ------------
FINANCIAL SERVICES--3.8%
                  33,800   Equitable Companies Inc.                    2,275
                 151,300   Fannie Mae                                 10,733
                  75,200   Federal Home Loan Mortgage
                              Corporation                              4,719
                  38,400   Lehman Brothers Holdings Inc.               2,134
                  44,600   Merrill Lynch & Co., Inc.                   3,744
                 122,400   Morgan Stanley Dean Witter,
                              Discover & Co.                          12,141
                   4,300   Paine Webber Group, Inc.                      202
                                                                  ------------
                                                                      35,948
                                                                  ------------
FOOD & BEVERAGE--1.3%
                  55,100   ConAgra, Inc.                               1,371
                   9,200   Coors (Adolph) Co. Cl B                       492
                  45,600   Earthgrains Company                           966
                   4,700   General Mills, Inc.                           344
                  17,200   Hormel Foods Corp.                            632
                  26,800   IBP, Inc.                                     543
                 101,300   Quaker Oats Co. (The)                       6,540
                  35,800   Suiza Foods Corp.(1)                        1,345
                                                                  ------------
                                                                      12,233
                                                                  ------------
FURNITURE & FURNISHINGS(2)
                  24,100   Miller (Herman), Inc.                         481
                                                                  ------------
HEALTHCARE--0.3%
                  33,900   PacifiCare Health Systems, Inc.
                              Cl B(1)                                  2,705
                                                                  ------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.6%
                  88,200   Ingersoll-Rand Co.                          6,102
                   4,200   McDermott International, Inc.                 122
                                                                  ------------
                                                                       6,224
                                                                  ------------

Shares                            ($ in Thousands)                    Value
--------------------------------------------------------------------------------
INSURANCE--3.8%
                 202,000   Allstate Corp.                           $  7,348
                  59,600   Conseco Inc.                                1,881
                 131,400   Fidelity National Financial, Inc.           2,398
                 126,000   First American Financial
                              Corp. (The)                              2,252
                  49,600   Gallagher (Arthur J.) & Co.                 2,356
                  61,200   LandAmerica Financial Group, Inc.           1,714
                 147,200   Lincoln National Corp.                     14,140
                  55,000   Loews Corp.                                 4,025
                                                                  ------------
                                                                      36,114
                                                                  ------------
LEISURE--1.4%
                  20,400   Anchor Gaming(1)                              969
                   7,600   Department 56, Inc.(1)                        206
                 100,300   Eastman Kodak Co.                           7,485
                  18,300   International Game Technology                 325
                 104,400   Viacom, Inc. Cl B(1)                        4,267
                                                                  ------------
                                                                      13,252
                                                                  ------------
MACHINERY & EQUIPMENT--0.4%
                 114,100   Premark International, Inc.                 4,200
                                                                  ------------
MEDICAL EQUIPMENT & SUPPLIES--0.8%
                  11,500   Andrx Corp.(1)                                907
                  64,900   Hillenbrand Industries, Inc.                3,046
                  18,500   Teleflex Inc.                                 806
                  24,400   VISX, Inc.(1)                               3,142
                                                                  ------------
                                                                       7,901
                                                                  ------------
METALS & MINING--0.1%
                  13,200   Aluminum Co. of America                       822
                                                                  ------------
PAPER & FOREST PRODUCTS(2)
                     200   Fort James Corp.                                8
                                                                  ------------
PHARMACEUTICALS--4.1%
                  77,400   Bristol-Myers Squibb Co.                    4,920
                  94,800   Genentech, Inc.(1)                          8,022
                  33,500   Herbalife International, Inc. Cl A            343
                  38,700   Johnson & Johnson                           3,773
                  40,900   Lilly (Eli) & Co.                           3,011
                  14,400   McKesson Corp.                                504
                  30,300   Medicis Pharmaceutical Corp.
                              Cl A(1)                                    737
                  19,500   Merck & Co., Inc.                           1,370
                  26,700   Nature's Sunshine Products, Inc.              286
                  13,800   Pfizer, Inc.                                1,588
                  11,900   Roberts Pharmaceutical Corp.(1)               202
                 183,600   Schering-Plough Corp.                       8,870
                  76,900   Warner-Lambert Co.                          5,224
                                                                  ------------
                                                                      38,850
                                                                  ------------
PRINTING & PUBLISHING--0.7%
                 198,000   Deluxe Corp.                                6,856
                                                                  ------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Shares                            ($ in Thousands)                    Value
--------------------------------------------------------------------------------
RETAIL (FOOD & DRUG)--0.2%
                  60,800   Universal Corp.                          $  1,547
                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--1.2%
                  27,700   Neiman-Marcus Group, Inc.(1)                  667
                 230,000   Wal-Mart Stores, Inc.                      10,580
                                                                  ------------
                                                                      11,247
                                                                  ------------
RETAIL (INTERNET)--0.1%
                   7,400   Amazon.com, Inc.(1)                         1,273
                                                                  ------------
RETAIL (SPECIALTY)--0.4%
                  34,400   Home Depot, Inc.                            2,062
                  45,300   Zale Corp.(1)                               1,713
                                                                  ------------
                                                                       3,775
                                                                  ------------
RUBBER & PLASTICS(2)
                   9,600   Tupperware Corp.                              227
                                                                  ------------
STEEL(2)
                   2,100   Nucor Corp.                                   123
                                                                  ------------
TELEPHONE COMMUNICATIONS--5.2%
                  80,600   Ameritech Corp.                             5,516
                 201,600   AT&T Corp.                                 10,181
                  32,700   Bell Atlantic Corp.                         1,884
                 325,600   BellSouth Corp.(3)                         14,571
                  75,800   GTE Corp.                                   5,074
                 147,100   SBC Communications Inc.                     8,238
                   1,600   Sprint Corp.                                  164
                  83,200   U S WEST Communications
                              Group                                    4,352
                                                                  ------------
                                                                      49,980
                                                                  ------------
TEXTILES & APPAREL--0.6%
                  53,000   Dexter Corp. (The)                          2,176
                  19,800   Tommy Hilfiger Corp.(1)                     1,384
                  35,900   VF Corp.                                    1,849
                                                                  ------------
                                                                       5,409
                                                                  ------------
TOBACCO--0.4%
                  16,300   Fortune Brands, Inc.                          644
                  79,900   Philip Morris Companies Inc.                2,801
                                                                  ------------
                                                                       3,445
                                                                  ------------
TRANSPORTATION--0.3%
                  46,700   Hertz Corp. Cl A                            2,787
                                                                  ------------
UTILITIES--2.1%
                   9,800   BEC Energy                                    417
                  30,500   Central & South West Corp.                    757
                  22,700   Energy East Corp.                             600
                  58,300   FPL Group, Inc.                             3,287
                  59,300   KN Energy, Inc.                             1,223
                  88,100   LG&E Energy Corp.                           1,922
                 106,400   Minnesota Power & Light Co.                 2,241

Shares/Principal Amount           ($ in Thousands)                    Value
--------------------------------------------------------------------------------

                  31,700   Northeast Utilities(1)                   $    507
                 118,800   Sempra Energy                               2,465
                 168,200   Southern Co.                                4,548
                  22,500   Texas Utilities Co.                           894
                  69,000   Utilicorp United Inc.                       1,686
                                                                  ------------
                                                                      20,547
                                                                  ------------
WIRELESS COMMUNICATIONS--0.2%
                  12,000   AirTouch Communications, Inc.(1)            1,121
                  17,600   Sprint PCS(1)                                 746
                                                                  ------------
                                                                       1,867
                                                                  ------------
TOTAL COMMON STOCKS                                                  557,484
                                                                  ------------
   (Cost $469,745)

U.S. TREASURY SECURITIES--7.4%
                $  5,000   U.S. Treasury Notes, 5.50%,
                              3/31/00                                  5,029
                  15,000   U.S. Treasury Notes, 5.125%,
                              8/31/00                                 15,021
                   4,075   U.S. Treasury Notes, 7.75%,
                              2/15/01                                  4,259
                   2,460   U.S. Treasury Notes, 6.625%,
                              7/31/01                                  2,538
                   7,150   U.S. Treasury Notes, 6.25%,
                              8/31/02                                  7,365
                   4,000   U.S. Treasury Notes, 4.75%,
                              2/15/04                                  3,921
                   2,500   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                  3,632
                   4,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                  5,452
                   8,250   U.S. Treasury Bonds, 8.875%,
                              2/15/19                                 11,057
                   2,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                                 2,416
                   4,200   U.S. Treasury Bonds, 6.50%,
                              11/15/26                                 4,541
                   5,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  5,339
                                                                  ------------
TOTAL U.S. TREASURY SECURITIES                                        70,570
                                                                  ------------
   (Cost $71,094)

U.S. GOVERNMENT AGENCY SECURITIES--2.3%
                   5,000   FHLB, 5.50%, 8/13/01                        5,015
                   3,750   FNMA MTN, 5.83%, 2/2/04                     3,707
                   4,000   FNMA MTN, 5.54%, 2/5/04                     3,921
                   4,000   FNMA MTN, 5.74%, 1/21/09                    3,805
                   3,000   FNMA, 5.25%, 1/15/09                        2,862
                   3,000   FNMA, 6.50%, 4/29/09                        2,998
                                                                  ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     22,308
                                                                  ------------
   (Cost $22,748)

See Notes to Financial Statements


                                                 www.americancentury.com      11


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(4)--8.3%
                $  4,429   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                $  4,414
                   2,000   FHLMC Series 77-HPAC REMIC,
                              8.50%, 9/15/20                           2,107
                       6   FHLMC Series 106-EPAC
                              REMIC, 6.95%, 12/15/20                       6
                   5,246   FNMA Pool #050985, 6.00%,
                              3/1/00                                   5,233
                     537   FNMA Pool #347879, 6.50%,
                              5/1/11                                     542
                   4,164   FNMA Pool #313481, 7.00%,
                              4/1/12                                   4,264
                      95   FNMA Pool #398955, 6.50%,
                              10/1/12                                     96
                     359   FNMA Pool #251700, 6.50%,
                              5/1/13                                     363
                     156   FNMA Pool #429525, 6.50%,
                              5/1/13                                     158
                     416   FNMA Pool #421163, 6.50%,
                              6/1/13                                     420
                     593   FNMA Pool #421173, 6.50%,
                              6/1/13                                     599
                     530   FNMA Pool #421501, 6.50%,
                              6/1/13                                     536
                     361   FNMA Pool #429306, 6.50%,
                              6/1/13                                     365
                     194   FNMA Pool #433184, 6.50%,
                              6/1/13                                     196
                   5,000   FNMA Pool #412562, 6.50%,
                              1/1/28                                   4,979
                   3,417   FNMA Pool #413812, 6.50%,
                              1/1/28                                   3,403
                   5,673   FNMA Pool #411821, 7.00%,
                              1/1/28                                   5,764
                   3,944   FNMA Pool #440691, 6.50%,
                              11/1/28                                  3,927
                   3,916   FNMA Pool #450619, 6.00%,
                              12/1/28                                  3,804
                   1,990   FNMA Pool #453956, 6.00%,
                              12/1/28                                  1,933
                   3,323   FNMA Pool #454947, 6.00%,
                              12/1/28                                  3,228
                   2,976   FNMA Pool #252211, 6.00%,
                              1/1/29                                   2,891
                   2,993   FNMA Pool #252212, 6.50%,
                              1/1/29                                   2,980
                   4,727   FNMA Pool #485403, 6.00%,
                              2/1/29                                   4,591
                   3,819   FNMA Pool #485438, 6.50%,
                              2/1/29                                   3,802
                   5,298   GNMA Pool #002202, 7.00%,
                        `     4/20/26                                  5,364
                   3,432   GNMA Pool #780412, 7.50%,
                              8/15/26                                  3,545

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------

                $  2,594   GNMA Pool #467626, 7.00%,
                              2/15/28                               $  2,638
                   2,628   GNMA Pool #458862, 7.50%,
                              2/15/28                                  2,714
                   4,346   GNMA Pool #469811, 7.00%,
                              12/15/28                                 4,420
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      79,282
                                                                  ------------
   (Cost $79,163)

ASSET-BACKED SECURITIES(4)--4.6%
                   2,800      CIT RV Trust, Series 1998 A, Class A4 SEQ, 6.09%,
                              2/15/12                                  2,821
                   4,184   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           4,223
                   5,719   First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           5,742
                   3,750   FNMA Whole Loan,
                              Series 1995 W1, Class A6,
                              8.10%, 4/25/25                           3,840
                   6,500   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  6,376
                   3,000   Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                  3,036
                   1,458   Morgan Stanley Capital I,
                              Series 1998 HF2,
                              Class A1 SEQ, 6.01%,
                              11/15/30                                 1,448
                   4,250   PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                            4,229
                   3,000   Union Acceptance Corp.,
                              Series 1996 D, Class A3,
                              6.30%, 1/8/04                            3,036
                   4,350   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                           4,394
                   2,100   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                          2,138
                   3,200   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           3,257
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES                                         44,540
                                                                  ------------
   (Cost $44,453)

                                              See Notes to Financial Statements


12      1-800-345-2021


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------
CORPORATE BONDS--15.9%
BANKING--0.9%
                $  2,000   Fleet National Bank, 5.75%,
                              1/15/09                               $  1,900
                   5,000   NationsBank Corporation, 6.875%,
                              2/15/05                                  5,188
                   2,000   U.S. Bank NA, 5.70%, 12/15/08               1,900
                                                                  ------------
                                                                       8,988
                                                                  ------------
BROADCASTING & MEDIA--0.6%
                   3,750   British Sky Broadcasting, 6.875%,
                              2/23/09                                  3,743
                   2,250   CSC Holdings Inc., 7.625%,
                              7/15/18                                  2,264
                                                                  ------------
                                                                       6,007
                                                                  ------------
CHEMICALS & RESINS--0.3%
                   3,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired  12/4/98,
                              Cost $2,989)(5)                          2,862
                                                                  ------------
DIVERSIFIED COMPANIES--0.2%
                   2,000   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $1,737)(5)                  1,800
                                                                  ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.7%
                   6,000   Anixter International Inc., 8.00%,
                              9/15/03                                  6,176
                                                                  ------------
ENERGY (PRODUCTION & MARKETING)--0.5%
                   2,000   K N Energy, Inc., 6.45%,
                              11/30/01                                 2,025
                   3,000   USX Corp., 6.85%, 3/1/08                    2,992
                                                                  ------------
                                                                       5,017
                                                                  ------------
ENERGY (SERVICES)--0.2%
                   2,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                          1,905
                                                                  ------------
FINANCIAL SERVICES--2.3%
                   3,500   Associates Corp., N.A., 6.375%,
                              10/15/02                                 3,554
                   3,000   Citigroup Inc., 5.80%, 3/15/04              2,980
                   4,000   Comdisco, Inc., 6.375%,
                              11/30/01                                 4,027
                   3,500   Ford Motor Credit Co., 6.125%,
                              4/28/03                                  3,510
                   2,700   Ford Motor Credit Co., 6.75%,
                              5/15/05                                  2,774
                   3,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                  3,158
                   2,000   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         1,979
                                                                  ------------
                                                                      21,982
                                                                  ------------

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE--0.4%
                $  4,000   Pepsico, Inc., 5.625%, 2/17/09
                              (Acquired 2/3/99, Cost
                              $3,983)(5)                            $  3,819
                                                                  ------------
HEALTHCARE--0.5%
                   5,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                  5,077
                                                                  ------------
INSURANCE--1.7%
                   3,400   Conseco Financing Trust II, 8.70%,
                              11/15/26                                 3,189
                   3,600   Conseco Inc., 6.40%, 6/15/01                3,556
                   3,750   Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $3,782)(5)                  3,779
                   5,000   Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $5,156)(5)                  5,285
                                                                  ------------
                                                                      15,809
                                                                  ------------
METALS & MINING--0.4%
                   3,500   Barrick Gold Corp., 7.50%,
                              5/1/07                                   3,686
                                                                  ------------
PACKAGING & CONTAINERS--0.3%
                   3,300   Owens-Illinois Inc., 7.15%,
                              5/15/05                                  3,267
                                                                  ------------
PAPER & FOREST PRODUCTS--0.4%
                   4,100   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   3,966
                                                                  ------------
REAL ESTATE--1.9%
                   2,400   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                          2,242
                   6,800   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                  6,908
                   3,800   Price REIT, Inc. (The), 7.125%,
                              6/15/04                                  3,887
                   5,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                 5,053
                                                                  ------------
                                                                      18,090
                                                                  ------------
RETAIL (APPAREL)--0.2%
                   2,000   Saks Inc., 8.25%, 11/15/08                  2,166
                                                                  ------------
RETAIL (FOOD & DRUG)--0.2%
                   2,000   Rite Aid Corp., 6.125%,
                              12/15/08 (Acquired 1/6/99,
                              Cost $2,013)(5)                          1,886
                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--0.4%
                   4,000   Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                            4,154
                                                                  ------------
STEEL--0.3%
                   2,500   Pohang Iron & Steel Co., Ltd.,
                              6.625%, 7/1/03                           2,405
                                                                  ------------

See Notes to Financial Statements


                                                 www.americancentury.com      13


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--1.9%
                $  6,600   Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                   $  6,655
                   1,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                   956
                   3,000   GTE South, 7.25%, 8/1/02                    3,117
                   2,250   MCI WorldCom, Inc., 6.95%,
                              8/15/28                                  2,227
                   1,750   Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $1,738)(5)                          1,838
                   3,000   Sprint Capital Corp., 6.875%,
                              11/15/28                                 2,910
                                                                  ------------
                                                                      17,703
                                                                  ------------
UTILITIES--0.9%
                   2,600   Empresa Nacional de Electricidad
                              S.A. (Chile), 8.50%, 4/1/09
                              (Acquired 4/21/99, Cost
                              $2,803)(5)                               2,798
                   2,000   Texas Utilities Electric Co.,
                              8.125%, 2/1/02                           2,110
                   4,200   Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03 (Acquired
                              2/19/98, Cost $4,200)(5)                 4,185
                                                                  ------------
                                                                       9,093
                                                                  ------------
WIRELESS COMMUNICATIONS--0.7%
                   6,040   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                          6,199
                                                                  ------------
TOTAL CORPORATE BONDS                                                152,057
                                                                  ------------
   (Cost $151,095)

Principal Amount                  ($ in Thousands)                    Value
--------------------------------------------------------------------------------
FORWARD COMMITMENTS--0.4%
                $  3,500   FNMA, 6.50%, settlement
                              5/20/99                               $  3,534
                                                                  ------------
   (Cost $3,538)

TEMPORARY CASH INVESTMENTS--2.9%
   Repurchase Agreement, Morgan Stanley
    Group, Inc., (U.S. Treasury obligations), in a
    joint trading account at 4.84%, dated
    4/30/99, due 5/3/99 (Delivery value
    $27,511)                                                          27,500
                                                                  ------------
   (Cost $27,500)

TOTAL INVESTMENT SECURITIES--100.0%                                 $957,275
                                                                  ============
   (Cost $869,336)

FUTURES CONTRACTS
                                  ($ in Thousands)
                                             Underlying
                        Expiration           Face Amount        Unrealized
     Purchased             Date               at Value             Gain
-------------------------------------------------------------------------------

    47 S&P 500             June
      Futures              1999               $15,704              $801
                                         =======================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999 was $28,252, which represented 2.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


14      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

ASSETS                                   (In Thousands Except Per Share Amounts)
Investment securities, at value
  (identified cost of $869,336) (Note 3) ..................         $    957,275
Receivable for investments sold ...........................                  988
Receivable for variation margin
  on futures contracts ....................................                  646
Dividends and interest receivable .........................                5,593
                                                                    ------------
                                                                         964,502
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................                   89
Payable for investments purchased .........................                3,617
Accrued management fees (Note 2) ..........................                  787
Distribution fees payable (Note 2) ........................                    2
Service fees payable (Note 2) .............................                    2
Payable for directors' fees and expenses ..................                    1
                                                                    ------------
                                                                           4,498
                                                                    ------------
Net Assets ................................................         $    960,004
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...................         $    750,310
Undistributed net investment income .......................                2,319
Accumulated undistributed net
  realized gain on investments ............................              118,634
Net unrealized appreciation on
  investments (Note 3) ....................................               88,741
                                                                    ------------
                                                                    $    960,004
                                                                    ============

Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ................................................         $951,121,028
Shares outstanding ........................................           50,650,756
Net asset value per share .................................         $      18.78

Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets ................................................         $  8,882,582
Shares outstanding ........................................              473,177
Net asset value per share .................................         $      18.77

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME                                                (In Thousands)
Income:
Interest ..................................................           $  12,520
Dividends .................................................               3,982
                                                                      ---------
                                                                         16,502
                                                                      ---------
Expenses (Note 2):
Management fees ...........................................               4,787
Distribution fees -- Advisor Class ........................                  10
Service fees -- Advisor Class .............................                  10
Directors' fees and expenses ..............................                   5
                                                                      ---------
                                                                          4,812
                                                                      ---------
Net investment income .....................................              11,690
                                                                      ---------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ..........................             124,868
Change in net unrealized
  appreciation on investments .............................             (47,511)
                                                                      ---------

Net realized and unrealized
  gain on investments .....................................              77,357
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations ...............................           $  89,047
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


16      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

Increase in Net Assets                                      1999           1998

OPERATIONS                                                   (In Thousands)
Net investment income ............................     $  11,690      $  20,669
Net realized gain on investments .................       124,868        101,331
Change in net unrealized
  appreciation on investments ....................       (47,511)       (26,549)
                                                       ---------      ---------
Net increase in net assets
   resulting from operations .....................        89,047         95,451
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (11,974)       (20,729)
  Advisor Class ..................................           (87)          (125)
From net realized gains from
 investment transactions:
  Investor Class .................................      (102,260)       (75,512)
  Advisor Class ..................................          (747)          (492)
                                                       ---------      ---------
Decrease in net assets from distributions ........      (115,068)       (96,858)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets from
  capital share transactions .....................        41,161         14,410
                                                       ---------      ---------
Net increase in net assets .......................        15,140         13,003

NET ASSETS
Beginning of period ..............................       944,864        931,861
                                                       ---------      ---------
End of period ....................................     $ 960,004      $ 944,864
                                                       =========      =========
Undistributed net investment income ..............     $   2,319      $   2,690
                                                       =========      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Balanced Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund's investment objective is to seek capital growth and current income. The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended April 30, 1999 were $19,429.

      Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 1999 totaled $800,576,711, of which $150,319,414 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, totaled $817,155,238, of which $102,528,024 represented U.S. Treasury and Agency obligations.

     As  of  April  30,  1999,  accumulated  net  unrealized   appreciation  was
$85,143,942, based on the aggregate cost of investments of $872,131,400 for federal income tax purposes, which consisted of unrealized appreciation of $108,675,490 and unrealized depreciation of $23,531,548.


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                SHARES          AMOUNT
INVESTOR CLASS                                      (In Thousands)

Shares authorized ...........................   134,000
                                              ===========
Six months ended April 30, 1999
Sold ........................................    5,905        $111,104
Issued in reinvestment of distributions .....    6,208         111,552
Redeemed ....................................   (9,847)       (183,812)
                                              -----------    -----------
Net increase ................................     2,266        $38,844
                                              ===========    ===========

Year ended October 31, 1998
Sold ........................................    9,532        $184,305
Issued in reinvestment of distributions .....    5,211         94,198
Redeemed ....................................   (13,720)      (265,088)
                                              -----------    -----------
Net increase ................................    1,023         $13,415
                                              ===========    ===========

ADVISOR CLASS

Shares authorized ...........................    50,000
                                              ===========
Six months ended April 30, 1999
Sold ........................................      125         $2,330
Issued in reinvestment of distributions .....      46            820
Redeemed ....................................     (45)          (833)
                                              -----------    -----------
Net increase ................................      126         $2,317
                                              ===========    ===========

Year ended October 31, 1998
Sold ........................................      79          $1,523
Issued in reinvestment of distributions .....      34            616
Redeemed ....................................     (59)         (1,144)
                                              -----------    -----------
Net increase ................................      54           $995
                                              ===========    ===========


20   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

    The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Balanced Fund                 American Century Balanced Fund


                                                 www.americancentury.com      21


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                            Investor Class
                                           1999(1)         1998          1997          1996          1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $ 19.39        $ 19.55       $ 18.55       $ 17.70       $ 15.94       $ 16.52
                                           -------        -------       -------       -------       -------       -------
Income From Investment Operations
  Net Investment Income ................      0.23(2)        0.42(2)       0.40(2)       0.44(2)       0.48(2)       0.42
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....      1.52           1.45          2.41          1.88          2.03         (0.58)
                                           -------        -------       -------       -------       -------       -------
  Total From Investment Operations .....      1.75           1.87          2.81          2.32          2.51         (0.16)
                                           -------        -------       -------       -------       -------       -------
Distributions
  From Net Investment Income ...........     (0.24)         (0.43)        (0.43)        (0.46)        (0.48)        (0.42)
  From Net Realized Gains on
  Investment Transactions ..............     (2.12)         (1.60)        (1.38)        (1.01)        (0.27)         --
                                           -------        -------       -------       -------       -------       -------
  Total Distributions ..................     (2.36)         (2.03)        (1.81)        (1.47)        (0.75)        (0.42)
                                           -------        -------       -------       -------       -------       -------
Net Asset Value, End of Period .........   $ 18.78        $ 19.39       $ 19.55       $ 18.55       $ 17.70       $ 15.94
                                           =======        =======       =======       =======       =======       =======
  Total Return(3) ......................      9.64%         10.46%        16.34%        14.04%        16.36%        (0.93)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................      1.00%(4)       1.00%         1.00%         0.99%         0.98%         1.00%
Ratio of Net Investment Income
to Average Net Assets ..................      2.48%(4)       2.16%         2.15%         2.50%         2.90%         2.70%
Portfolio Turnover Rate ................        87%           102%          110%          130%           85%           94%
Net Assets, End of Period
(in millions) ..........................   $   951        $   938       $   926       $   879       $   816       $   704

(1) Six months ended April 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


22      1-800-345-2021


Balanced--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                         1999(1)           1998         1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$   19.38        $   19.55     $   17.46
                                       ---------        ---------     ---------
Income From Investment Operations
  Net Investment Income(3) ............     0.20             0.37          0.29
  Net Realized and Unrealized
  Gain on Investment Transactions .....     1.53             1.44          2.04
                                       ---------        ---------     ---------
  Total From Investment Operations ....     1.73             1.81          2.33
                                       ---------        ---------     ---------
Distributions
  From Net Investment Income ..........    (0.22)           (0.38)        (0.24)
  From Net Realized Gains on
  Investment Transactions .............    (2.12)           (1.60)         --
                                       ---------        ---------     ---------
  Total Distributions .................    (2.34)           (1.98)        (0.24)
                                       ---------        ---------     ---------
Net Asset Value, End of Period ........$   18.77        $   19.38     $   19.55
                                       =========        =========     =========
  Total Return(4) .....................     9.50%           10.15%        13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................     1.25%(5)         1.25%         1.25%(5)
Ratio of Net Investment Income
to  Average Net Assets ................     2.23%(5)         1.91%         1.90%(5)
Portfolio Turnover Rate ...............       87%             102%          110%
Net Assets, End of Period
(in thousands) ........................$   8,883        $   6,723     $   5,724

(1) Six months ended April 30, 1999 (unaudited).

(2) January 6, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      23


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


24      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS
  EQUITY PORTFOLIO
     JOHN SCHNIEDWIND
     JEFF TYLER
  FIXED-INCOME PORTFOLIO
     BUD HOOPS
     JEFF HOUSTON
  CREDIT RESEARCH
     GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BB  --  SECURITIES   THAT  ARE  LESS   VULNERABLE  TO  DEFAULT  THAN  OTHER
     LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                 www.americancentury.com      25


Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* WEIGHTED AVERAGE MATURITY (WAM) is another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-23.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

EQUITY TERMS

* BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- these tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.


26      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- these tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS -- these tend to be the stocks that make up the S&P SmallCap 600.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9906                                                    Funds Distributor, Inc.
SH-BKT-16757                      (c)1999 American Century Services Corporation

[front cover]
                                                                 APRIL 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
LIMITED-TERM BOND
INTERMEDIATE-TERM BOND
BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

LIMITED-TERM BOND
(ABLIX)
------------------------------

INTERMEDIATE-TERM BOND
(TWITX)
------------------------------

BOND
(TWLBX)
------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended April 30, 1999, we witnessed a remarkable reversal in the U.S. bond market. When we last addressed you in the annual report for the American Century diversified bond funds--Limited-Term Bond, Intermediate-Term Bond, and Bond--yields had just plunged as investors rushed to the relative safety and liquidity of U.S. Treasury securities. Investors were spooked by global economic and financial turmoil, which motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was showing strong growth, and investor confidence had rebounded. Investors moved out of Treasurys into stocks and higher-yielding bonds. Interest rates rose, limiting bond fund performance in 1999. In this challenging environment, our investment team worked hard to find higher-yielding, relatively undervalued sectors of the market that could help produce positive returns.

     We also continued to focus on making American Century easier to do business with and helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've enhanced our Web site (at www.americancentury.com). Among the new features are daily fund information--including return and price data--market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, to help you better understand your fund, we sent you a new simplified prospectus in March. It provides information you need in clear, straightforward language.

     We want your experience with American Century to be rewarding, and we appreciate your continued confidence in us.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIMITED-TERM BOND
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
INTERMEDIATE-TERM BOND
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   14
BOND
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   21
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   24
   Statements of Operations ...............................................   25
   Statements of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   31
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   37
   Background Information
      Investment Philosophy
         and Policies .....................................................   38
      Comparative Indices .................................................   38
      Lipper Rankings .....................................................   38
      Investment Team
         Leaders ..........................................................   38
      Credit Rating
         Guidelines .......................................................   38
   Glossary ...............................................................   39


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Interest rates rose during the six months ended April 30, 1999, limiting bond returns. For the period, the Lehman Brothers Aggregate Bond Index returned just 0.69%.

* Treasury bond yields hit record lows in late 1998 as investors sought a safe haven from financial crises in Asia, Russia, and Latin America.

* Interest rates rose in early 1999 because the global economic and financial situation stabilized, while the U.S. economy grew vigorously.

* Corporate and mortgage-backed securities outperformed Treasurys in early 1999 when investors began to sell Treasury bonds and buy higher-yielding securities.

LIMITED-TERM BOND

* Limited-Term Bond had positive returns for the six months despite the increase in interest rates.

* The portfolio essentially matched the average return of the 110 "Short Investment-Grade Debt Funds" tracked by Lipper Inc. for the six months. Limited-Term Bond's longer-term returns rank in the top third of the Lipper group.

* We used a value-oriented approach to asset allocation, reducing our Treasury position and adding more higher-yielding corporate and mortgage-backed securities in late 1998.

* Those adjustments paid off in the first quarter of 1999, when Treasurys were the worst-performing domestic bond sector, while higher-yielding securities performed relatively well.

INTERMEDIATE-TERM BOND

* Intermediate-Term Bond performed well relative to the average "Intermediate Investment-Grade Debt Fund" tracked by Lipper Inc.

* The portfolio's yield rose significantly, in part because of our decision to add more corporate and mortgage-backed securities in late 1998.

* Those changes helped performance in 1999, when higher-yielding securities outperformed Treasurys.

* We recently began adding BB securities in an attempt to better utilize our experienced corporate credit research team while giving the portfolio more yield and return potential.

BOND

* The portfolio's return reflected the difficult investment environment for longer-term bonds over the last six months.

* Though Bond lagged its Lipper group, the portfolio had a significantly better-than-average yield as of April 30.

*   This  increase  in yield  is a  result  of our  value-oriented  approach  to
    managing  the  fund--we  reduced  our  Treasury   position  and  added  more
    higher-yielding corporate securities.

* We recently began adding BB securities in an attempt to better utilize our experienced corporate credit research team while giving the portfolio more yield and return potential.

* We think our relatively large position in attractively valued corporate bonds should boost performance going forward.

[left margin]

              LIMITED-TERM BOND(1)
                   (ABLIX)
TOTAL RETURNS:                 AS OF 4/30/99
    6 Months                        1.72%(2)
    1 Year                             5.62%
30-DAY SEC YIELD:                      5.17%
INCEPTION DATE:                       3/1/94
NET ASSETS:                 $20.3 million(3)

            INTERMEDIATE-TERM BOND(1)
                   (TWITX)
TOTAL RETURNS:                 AS OF 4/30/99
    6 Months                        0.87%(2)
    1 Year                             5.61%
30-DAY SEC YIELD:                      5.58%
INCEPTION DATE:                       3/1/94
NET ASSETS:                 $33.6 million(3)

                   BOND(1)
                   (TWLBX)
TOTAL RETURNS:                 AS OF 4/30/99
    6 Months                        0.08%(2)
    1 Year                             3.87%
30-DAY SEC YIELD:                      5.84%
INCEPTION DATE:                       3/2/87
NET ASSETS:                $140.6 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on pages 4, 10, and 17. Investment terms are defined in the Glossary on pages 39-40.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

RISING RATES EAT INTO PERFORMANCE

     Interest rates rose and bond prices fell in the six months ended April 30, 1999, after a period of abnormal interest rate volatility. For the six-month period, the Lehman Brothers Aggregate Bond Index--a broad measure of bond performance--returned just 0.69%.

INTEREST RATE VOLATILITY

     In 1998, global capital markets were rocked by financial crises in Asia, Russia, and Latin America. These developments, and the near-collapse of several highly leveraged hedge funds, sent investors scrambling for the safety and liquidity of the U.S. Treasury market. In addition, the Federal Reserve (the U.S. central bank) lowered interest rates three times in late 1998 to prop up the economy and restore investor confidence. These factors combined to send Treasury bond yields to record lows in October 1998.

REBOUND SPARKS HIGHER INTEREST RATES

     The Fed's rate cuts and positive economic news helped calm investor fears. Hedge funds stabilized, and Asian economies showed signs that they had reached a bottom and were starting to improve. Latin American economies didn't fall into the desperate straits that many had feared, while the U.S. economy grew vigorously--the economy expanded at a 6% annual rate in the fourth quarter of 1998 and a 4.1% annual rate in the first quarter of 1999.

     Further, energy prices increased, causing an uptick in inflation. Inflation fears and greater global economic and financial stability caused a reversal in the bond market, with bond yields rising significantly (see the yield curve graph at right). Bond yields and prices move in opposite directions, so rising yields meant that bonds generally suffered price declines for the six months, with longer-term bonds hardest hit.

CORPORATE AND MORTGAGE-BACKED SECURITIES OUTPERFORM TREASURYS

     As yields rose, Treasury securities gave back some of their gains, producing flat to negative returns. On the other hand, continued economic strength helped re-invigorate the corporate bond market. The Fed's rate cuts eased credit and lowered corporate borrowing costs, which helped corporate bonds outperform Treasurys for the six months.

     The mortgage-backed securities market was hit hard by lower interest rates in the third quarter of 1998, when mortgage refinancings reached a record high. Refinancings shorten the life of mortgage-backed securities and leave investors excess cash to reinvest in lower-yielding securities. But prepayments slowed as rates rose after October, while the attractive yields offered by mortgages relative to Treasury bonds drew some buyers. Those factors have helped mortgages outperform Treasurys so far in 1999.

[right margin]

"INFLATION FEARS AND GREATER GLOBAL ECONOMIC AND FINANCIAL STABILITY CAUSED A REVERSAL IN THE BOND MARKET, WITH BOND YIELDS RISING SIGNIFICANTLY SINCE OCTOBER."

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1999
   LEHMAN CORPORATE
      BOND INDEX                1.75%
   LEHMAN MORTGAGE-BACKED
      SECURITIES INDEX          2.39%
   LEHMAN TREASURY
      BOND INDEX               -1.21%

Source: Russell/Mellon Analytical

[mountain graph - data below]

TREASURY YIELD CURVE

                 10/31/98              4/30/99
YEARS TO
MATURITY
1                 4.38%                 4.96%
2                 4.26%                 5.09%
3                 4.34%                 5.18%
4                 4.38%                 5.28%
5                 4.32%                 5.22%
6                 4.39%                 5.32%
7                 4.46%                 5.42%
8                 4.49%                 5.39%
9                 4.52%                 5.36%
10                4.54%                 5.32%
11                4.65%                 5.41%
12                4.76%                 5.50%
13                4.89%                 5.59%
14                4.99%                 5.68%
15                5.08%                 5.77%
16                5.12%                 5.80%
17                5.17%                 5.83%
18                5.21%                 5.86%
19                5.26%                 5.89%
20                5.30%                 5.93%
21                5.32%                 5.93%
22                5.34%                 5.92%
23                5.35%                 5.92%
24                5.37%                 5.91%
25                5.38%                 5.90%
26                5.33%                 5.86%
27                5.28%                 5.82%
28                5.23%                 5.78%
29                5.18%                 5.74%
30                5.14%                 5.71%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3



Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                                      INVESTOR CLASS (INCEPTION 3/1/94)                         ADVISOR CLASS (INCEPTION 11/12/97)
                     LIMITED-TERM  MERRILL LYNCH 1-5 YR.  SHORT INVESTMENT-GRADE DEBT FUNDS(2)  LIMITED-TERM  MERRILL LYNCH 1-5 YR.
                        BOND        GOVT./CORP. INDEX       AVERAGE RETURN   FUND'S RANKING         BOND        GOVT./CORP. INDEX
6 MONTHS(1)             1.72%            0.98%                  1.76%             --                1.60%            0.98%
1 YEAR                  5.62%            6.33%                  5.05%        27 OUT OF 110          5.36%            6.33%
===============================================================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================================================
3 YEARS                 6.05%            6.81%                  5.87%        31 OUT OF 85            --               --
5 YEARS                 5.99%            6.80%                  5.85%        19 OUT OF 60            --               --
LIFE OF FUND            5.57%            6.26%                  5.67%(3)     19 OUT OF 60(3)        5.35%           6.47%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 37-39 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 4/30/99
Merrill Lynch 1- to 5-Year
   Govt./Corp. Index           $14,011
Limited-Term Bond              $13,227

                      Limited-Term     Merrill Lynch 1- to 5-Year
                          Bond            Govt./Corp. Index
DATE                     VALUE                   VALUE
3/1/94                  $10,000                 $10,000
3/31/94                  $9,933                  $9,909
6/30/94                  $9,906                  $9,885
9/30/94                  $9,989                  $9,974
12/31/94                 $9,979                  $9,961
3/31/95                 $10,291                 $10,348
6/30/95                 $10,620                 $10,764
9/30/95                 $10,794                 $10,928
12/31/95                $11,072                 $11,253
3/31/96                 $11,094                 $11,243
6/30/96                 $11,193                 $11,336
9/30/96                 $11,364                 $11,529
12/31/96                $11,560                 $11,772
3/31/97                 $11,638                 $11,817
6/30/97                 $11,886                 $12,111
9/30/97                 $12,115                 $12,386
12/31/97                $12,300                 $12,614
3/31/98                 $12,463                 $12,809
6/30/98                 $12,650                 $13,023
9/30/98                 $13,019                 $13,509
12/31/98                $13,075                 $13,583
3/31/99                 $13,180                 $13,639
4/30/99                 $13,227                 $14,011

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Merrill Lynch 1- to 5-Year Government/ Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                     Limited-Term     Merrill Lynch 1- to 5-Year
                        Bond             Govt./Corp. Index
DATE                   RETURN                 RETURN
4/30/94*               -1.12%                 -1.49%
4/30/95                 5.11%                  6.12%
4/30/96                 6.69%                  7.43%
4/30/97                 5.78%                  6.23%
4/30/98                 6.76%                  7.88%
4/30/99                 5.62%                  6.33%

* From the fund's 3/1/94 inception date to 4/30/94.


4      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
/photo of John Walsh/

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team. John became lead manager on Limited-Term Bond in January 1999, replacing Jeff Houston, who assumed greater management responsibility for three other bond funds. John has been a credit analyst or portfolio manager on the American Century diversified bond funds team since 1996.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1999?

     Limited-Term Bond's returns were positive, despite the increase in interest rates in recent months (see page 3 for a more complete discussion of interest rates and the investment climate over the last six months). For the six months, the fund returned 1.72%.* That's about in line with the 1.76% average return of the 110 "Short Investment-Grade Debt Funds" tracked by Lipper Inc. The portfolio's longer-term performance remains quite good--for life-of-fund performance, Limited-Term Bond ranks in the top third of its Lipper group. (See the previous page for additional performance comparisons.)

WHAT ARE SOME OF THE BIGGEST FACTORS BEHIND THE PORTFOLIO'S PERFORMANCE IN RECENT MONTHS?

     Duration and asset allocation go a long way toward explaining Limited-Term Bond's performance. Duration measures a portfolio's sensitivity to interest rate changes. The longer the duration, the more a fund's share price will rise or fall when rates change. We manage duration conservatively, typically keeping it in a relatively narrow band around two years or so. But we believe that's a little longer than the duration of many of the funds in the Lipper group. That slightly longer duration gave a modest boost to performance in 1998, when rates declined. But when rates rose over the last six months, our position was a little bit of a drag on returns relative to the Lipper group.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION?

     The biggest change was to reduce our Treasury position and add higher-yielding bonds. (See the charts on page 6.) It made sense to hold a significant stake in Treasurys in 1998, when global economic and financial turmoil sent rates tumbling and investors looking for the safety and liquidity of the Treasury market. But big gains by Treasurys meant other sectors of the bond market, such as corporate and mortgage-backed securities, offered higher yields and better relative values by late 1998. As a result, we reduced the fund's exposure to Treasury securities from about a third of investments at the

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"FOR LIFE-OF-FUND PERFORMANCE, LIMITED-TERM BOND RANKS IN THE TOP THIRD OF ITS LIPPER GROUP."

PORTFOLIO AT A GLANCE
                             4/30/99           10/31/98
NUMBER OF SECURITIES           49                54
WEIGHTED AVERAGE
  MATURITY                   2.3 YRS           2.4 YRS
AVERAGE DURATION             1.9 YRS           2.1 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)             0.70%*            0.70%

* Annualized.

YIELD AS OF APRIL 30, 1999
                             INVESTOR          ADVISOR
                              CLASS             CLASS
30-DAY SEC YIELD              5.17%             4.92%

Investment terms are defined in the Glossary on pages 39-40.


                                                  www.americancentury.com      5


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

end of October to less than 15% by the end of April, while increasing the amount of corporate and mortgage-backed bonds.

HOW DID THE TRADE OUT OF TREASURYS AND INTO HIGHER-YIELDING SECURITIES WORK OUT

     We think that change paid off in early 1999, when Treasurys were the worst-performing sector of the U.S. bond market. Corporates and mortgage-backed securities, on the other hand, performed relatively well. The Fed's rate cuts in late 1998 brightened the picture for corporations because lower rates reduced borrowing costs. In addition, U.S. economic growth surged despite turmoil overseas. Those factors gave investors renewed confidence that corporate earnings would stay strong.

CAN YOU TALK A LITTLE BIT ABOUT THE PORTFOLIO'S MORTGAGE-BACKED SECURITIES?

     Sure. Like corporate bonds, mortgage-backed securities looked very attractive relative to Treasurys in late 1998. Last year was rough for investors in mortgage-backed securities because falling interest rates sent home-loan refinancings to a record high in October. Mortgage refinancings are undesirable for investors because they return all your money to you during a market rally, leaving you to reinvest that cash at lower yields.

     But higher rates since October have slowed refinancing activity. Unfortunately, higher rates also cause the duration of mortgages to extend, which hurts performance when rates rise sharply. Mortgages tend to perform best when rates are relatively stable. Because we think rates will remain in a relatively narrow range or rise only slightly, it makes sense to own some mortgage-backed securities.

ANY CHANGES TO THE PORTFOLIO'S  CREDIT QUALITY?

     Limited-Term Bond's average credit quality remains relatively high, about midway between AA and A, despite the fact that we hold fewer AAA and more BBB bonds than we did six months ago. (See the chart on page 7 for more detailed credit rating information.)

     We're holding more BBB securities as a result of our efforts to find the best relative values in the market. When fears of recession and an extreme aversion to risk crippled financial markets in the third quarter of 1998, lower-rated bonds fell sharply. We think those price declines were overdone, and we were able to buy BBB bonds with very attractive yields and prices. Indeed, healthier financial markets and strong economic growth meant BBB bonds performed relatively well in the first quarter.

AS OF SEPTEMBER 1, 1998, LIMITED-TERM BOND IS ALLOWED TO INVEST IN SECURITIES RATED BB. HAVE YOU BEEN VERY ACTIVE IN THAT AREA?

     Not yet--BB bonds accounted for less than 5% of investments at the end of April. This reflects a relative lack of BB paper at the short end of the corporate bond market. Much of the issuance in short-term corporate bonds is by finance companies, which tend to have "investment-grade" credit ratings. Investment-grade paper is rated AAA, AA, A, or BBB and is considered relatively safe from default.

[left margin]

"CORPORATE AND MORTGAGE-BACKED SECURITIES OFFERED HIGHER YIELDS AND BETTER RELATIVE VALUES THAN TREASURYS BY LATE 1998."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

AS OF APRIL 30, 1999
Corporate Bonds         54%
Asset-Backed            14%
U.S. Treasury           13%
Mortgage-Backed         13%
Other                    6%

AS OF OCTOBER 31, 1998
Corporate Bonds         46%
U.S. Treasury           29%
Asset-Backed            16%
Mortgage-Backed          9%

Security types are defined on pages 39-40.


6      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The change in investment policy is likely to have a greater effect on the intermediate- and longer-term American Century diversified bond funds simply because there's more BB paper in their segment of the market. But we would consider adding more BB securities if we thought they would help boost yields and returns.

DOES INVESTING IN THESE BB SECURITIES MAKE THE PORTFOLIO MORE RISKY?

     We think the slight potential increase in risk associated with investing in these bonds is effectively mitigated, for two reasons. First, we have a very experienced credit research team that is intimately familiar with this part of the corporate bond market. We're relying on our credit team to help us find attractive, quality securities among BB credits.

     Second, we're taking a fairly conservative approach. The BB bonds we're buying tend to be issued by large, established companies with stable cash flows. They're basically "upgrade candidates"--bonds that are currently rated BB but that we think are worthy of a higher rating.

     When a BB security is upgraded to a higher rating, it often experiences a significant price increase because its newfound investment-grade status attracts greater demand from investors. We hope to benefit from upgrades in the BB bonds we own.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We expect to see less interest rate volatility than we did over the past year. We think the dramatic drop in interest rates in 1998 was an exaggerated move caused by abnormal occurrences, such as the rapid liquidation of positions by highly leveraged hedge funds. We don't anticipate that kind of steep decline in interest rates happening anytime soon. Economic growth in the U.S. remains very strong, and we are starting to see signs of recovery around the globe. This underlying economic strength has been accompanied by modest inflation. As a result, we could see rates increase slightly or trade in a relatively narrow range.

HOW WILL THIS OUTLOOK INFLUENCE LIMITED-TERM BOND'S POSITIONING?

     With the continued strength of the economy and interest rates relatively stable to modestly higher, we expect the non-Treasury segments of the bond market to perform best in the coming months. As a result, we'll likely continue to maintain a sizable position in higher-yielding corporate bonds and mortgage-backed securities.

[right margin]

"WE'RE HOLDING MORE BBB SECURITIES AS A RESULT OF OUR EFFORTS TO FIND THE BEST RELATIVE VALUES IN THE MARKET."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF             AS OF
                 4/30/99          10/31/98
AAA                48%               52%
AA                  1%                2%
A                  19%               18%
BBB                29%               22%
BB                  3%                6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.


                                                  www.americancentury.com      7


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--13.1%
                  $1,250   U.S. Treasury Notes, 5.50%,
                              3/31/00                              $ 1,256
                     500   U.S. Treasury Notes, 6.375%,
                              5/15/00                                  507
                     500   U.S. Treasury Notes, 5.375%,
                              7/31/00                                  502
                     350   U.S. Treasury Notes, 4.625%,
                              11/30/00                                 348
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES                                       2,613
                                                                 -----------
   (Cost $2,613)

MORTGAGE-BACKED SECURITIES(1)--12.4%
                     335   FNMA Pool #313224, 7.00%,
                              12/1/11                                  343
                     484   FNMA Pool #313481, 7.00%,
                              4/1/12                                   496
                     265   FNMA Pool #378698, 8.00%,
                              5/1/12                                   275
                     425   FNMA Pool #411016, 6.50%,
                              3/1/13                                   429
                     488   FNMA Pool #426145, 6.00%,
                              5/1/13                                   485
                     453   FNMA Pool #433184, 6.50%,
                              6/1/13                                   458
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES                                     2,486
                                                                 -----------
   (Cost $2,477)

ASSET-BACKED SECURITIES(1)--14.3%
                     500   Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                          499
                     500   CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                 503
                     167   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           169
                     250   FNMA Whole Loan,
                              Series 1995 W1, Class A6,
                              8.10%, 4/25/25                           256
                      91   Green Tree Financial Corp.,
                              Series 1995-7, Class A3,
                              6.35%, 11/15/26                           91
                     376   Money Store (The) Home Equity
                              Trust, Series 1994 B,
                              Class A4 SEQ, 7.60%, 7/15/21             386
                     390   Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                 386


Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                  $  188   Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $188)(2)                        $   188
                     150   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                           152
                     234   World Omni Automobile Lease
                              Securitization, Series 1996 B,
                              Class A2, 6.20%, 11/15/02                235
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES                                        2,865
                                                                 -----------
   (Cost $2,855)

CORPORATE BONDS--53.9%
AUTOMOBILES & AUTO PARTS--1.6%
                     300   General Motors Corp. Global
                              Notes, 9.625%, 12/1/00                   317
                                                                 -----------
BANKING--1.0%
                     200   Capital One Bank, 6.74%,
                              5/31/99                                  200
                                                                 -----------
CHEMICALS & RESINS--4.5%
                     400   IMC Global Inc., 7.40%, 11/1/02             410
                     500   Monsanto Co., 5.375%, 12/1/01
                              (Acquired 12/4/98,
                              Cost $499)(2)                            495
                                                                 -----------
                                                                       905
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--6.1%
                     400   Conoco Inc., 5.90%, 4/15/04                 398
                     400   KN Energy, Inc., 6.45%,
                              11/30/01                                 405
                     400   Oryx Energy Co., 9.50%,
                              11/1/99                                  406
                                                                 -----------
                                                                     1,209
                                                                 -----------
FINANCIAL SERVICES--16.7%
                     500   Caterpillar Financial Services
                              MTN, 6.49%, 10/15/99                     503
                     300   CIT Group, Inc. MTN, 6.625%,
                              9/13/99                                  302
                     350   Comdisco Inc., 7.75%, 9/1/99                352
                     250   Ford Motor Credit Co., 6.125%,
                              4/28/03                                  251
                     200   Franchise Finance Corp., 7.00%,
                              11/30/00                                 198
                     300   International Lease Finance Corp.,
                              6.375%, 1/18/00                          302
                     400   Lehman Brothers Holdings Inc.
                              MTN, Series E, 6.33%, 8/1/00             401
                     250   Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                   254

                        See Notes to Financial Statements


8      1-800-345-2021


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                  $  385   Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                      $   387
                     400   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         396
                                                                 -----------
                                                                     3,346
                                                                 -----------
INSURANCE--4.5%
                     400   Conseco Inc., 6.40%, 6/15/01                395
                     500   Fremont General Corp., 7.70%,
                              3/17/04 (Acquired 3/19/99,
                              Cost $504)(2)                            505
                                                                 -----------
                                                                       900
                                                                 -----------
RAILROAD--2.1%
                     415   Norfolk Southern Corp., 6.95%,
                              5/1/02                                   424
                                                                 -----------
REAL ESTATE--3.1%
                     300   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                  305
                     300   Spieker Properties, Inc., 6.80%,
                              12/15/01                                 303
                                                                 -----------
                                                                       608
                                                                 -----------
RETAIL (APPAREL)--1.5%
                     300   Saks Inc., 7.25%, 12/1/04                   307
                                                                 -----------
RETAIL (FOOD & DRUG)--2.5%
                     500   Rite Aid Corp., 6.70%, 12/15/01             506
                                                                 -----------
STEEL--1.2%
                     250   Pohang Iron & Steel Co., Ltd.,
                              6.625%, 7/1/03                           240
                                                                 -----------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--5.2%
                  $  500   MCI WorldCom, Inc., 8.875%,
                              1/15/01                              $   538
                     500   U S West Capital Funding Inc.,
                              6.125%, 7/15/02                          504
                                                                 -----------
                                                                     1,042
                                                                 -----------
UTILITIES--1.3%
                     250   CalEnergy Co. Inc., 7.23%,
                              9/15/05                                  259
                                                                 -----------
WIRELESS COMMUNICATIONS--2.6%
                     500   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                          513
                                                                 -----------
TOTAL CORPORATE BONDS                                               10,776
                                                                 -----------
   (Cost $10,734)

TEMPORARY CASH INVESTMENTS--6.3%
   247,000 Units of Participation in Chase
    Vista Prime Money Market Fund
    (Institutional Shares)                                             247
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 4/30/99,
    due 5/3/99 (Delivery value $1,010)                               1,010
                                                                 -----------

TOTAL TEMPORARY CASH INVESTMENTS                                     1,257
                                                                 -----------
   (Cost $1,257)

TOTAL INVESTMENT SECURITIES--100.0%                                $19,997
                                                                 ===========
   (Cost $19,936)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999, was $1,188, which represented 5.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      9


Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                                  INVESTOR CLASS (INCEPTION 3/1/94)                          ADVISOR CLASS (INCEPTION 8/14/97)
                INTERMEDIATE-    LEHMAN INTERM.    INTERM. INVESTMENT-GRADE DEBT FUNDS(2)    INTERMEDIATE-    LEHMAN INTERM.
                  TERM BOND    GOVT./CORP. INDEX     AVERAGE RETURN    FUND'S RANKING           TERM BOND    GOVT./CORP. INDEX
6 MONTHS(1)         0.87%            0.51%               0.61%              --                    0.74%           0.51%
1 YEAR              5.61%            6.37%               5.12%         98 OUT OF 252              5.34%           6.37%
===========================================================================================================================
AVERAGE ANNUAL RETURNS
===========================================================================================================================
3 YEARS             7.04%            7.23%               7.19%         96 OUT OF 176               --              --
5 YEARS             6.94%            7.21%               7.15%         66 OUT OF 118               --              --
LIFE OF FUND        6.26%            6.48%               6.84%(3)      60 OUT OF 116(3)           6.16%          7.14%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 37-39 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 4/30/99
Lehman Intermediate
   Govt./Corp. Index       $13,838
Intermediate-Term Bond     $13,681

                   Intermediate-Term       Lehman Intermediate
                         Bond               Govt./Corp. Index
DATE                     VALUE                   VALUE
3/1/94                  $10,000                 $10,000
3/31/94                  $9,856                  $9,835
6/30/94                  $9,801                  $9,776
9/30/94                  $9,882                  $9,856
12/31/94                 $9,880                  $9,845
3/31/95                 $10,265                 $10,278
6/30/95                 $10,754                 $10,790
9/30/95                 $10,950                 $10,969
12/31/95                $11,374                 $11,356
3/31/96                 $11,217                 $11,261
6/30/96                 $11,255                 $11,332
9/30/96                 $11,451                 $11,533
12/31/96                $11,745                 $11,815
3/31/97                 $11,714                 $11,802
6/30/97                 $12,089                 $12,151
9/30/97                 $12,469                 $12,479
12/31/97                $12,707                 $12,746
3/31/98                 $12,906                 $12,945
6/30/98                 $13,135                 $13,188
9/30/98                 $13,676                 $13,780
12/31/98                $13,654                 $13,821
3/31/99                 $13,647                 $13,795
4/30/99                 $13,681                 $13,838

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Intermediate Government/ Corporate Index is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                   Intermediate-Term     Lehman Intermediate
                        Bond              Govt./Corp. Index
DATE                   RETURN                 RETURN
4/30/94*               -2.16%                 -2.32%
4/30/95                 5.98%                  6.51%
4/30/96                 7.57%                  7.84%
4/30/97                 6.30%                  6.41%
4/30/98                 9.26%                  8.94%
4/30/99                 5.61%                  6.37%

* From the fund's 3/1/94 inception date to 4/30/94.


10      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
/photo of Bud Hoops and Jeff Houston/

     An interview with Bud Hoops and Jeff Houston, portfolio managers on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?

     Intermediate-Term Bond produced positive returns despite the increase in interest rates (see page 3). For the six months, the portfolio returned 0.87%.* That compares favorably with the 0.61% average return of the 268 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Inc. Intermediate-Term Bond also outperformed the Lehman Intermediate Government/Corporate Bond Index, which rose 0.51%. (See the previous page for additional performance comparisons.)

HOW DID INTERMEDIATE-TERM BOND'S  YIELD COMPARE?

     It was above average. The portfolio's 30-day SEC yield on April 30 was 5.58%, while the average yield for the Lipper group was 5.38%. One reason for the portfolio's better-than-average yields and returns is our relatively low expenses. Other things being equal, below-average management fees should translate into higher yields and returns for our shareholders.

THE FUND'S YIELD ROSE QUITE A BIT OVER THE LAST SIX MONTHS (FROM 4.95% TO 5.58%). WHY THE INCREASE?

     The higher yield is due in part to the overall rise in interest rates for the last six months. But that increase also reflects a conscious effort on our part to trade out of Treasury bonds and into higher-yielding corporate securities. That's part and parcel of our relative-value approach to managing the fund--rather than make big bets on duration, we try to enhance performance by buying undervalued securities.

     In particular, we monitor the spread, or difference in yield, between Treasurys and corporate bonds to determine when corporates may be undervalued. Generally speaking, the wider the spread, the better the value corporate bonds represent. In October, the spread between corporates and Treasurys was the widest we've seen since the recession of 1990. As a result, we increased our corporate bond holdings from 46% of investments six months ago to 57% by the end of April. At the same time, we reduced the fund's exposure to Treasury securities from 33% of investments to 19%. (See the charts on page 12.)

DID THAT ASSET ALLOCATION SHIFT HELP PERFORMANCE?

     Yes, it did. The change in positioning paid off in the first quarter of 1999, when Treasurys were the worst-performing sector of the U.S. bond market, while corporates and other higher-yielding bonds performed relatively

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"INTERMEDIATE-TERM BOND PRODUCED POSITIVE RETURNS DESPITE THE INCREASE IN INTEREST RATES."

PORTFOLIO AT A GLANCE
                              4/30/99           10/31/98
NUMBER OF SECURITIES            84                76
WEIGHTED AVERAGE
   MATURITY                   7.6 YRS           7.6 YRS
AVERAGE DURATION              4.8 YRS           4.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.75%*             0.75%

* Annualized.

YIELD AS OF APRIL 30, 1999
                             INVESTOR           ADVISOR
                              CLASS              CLASS
30-DAY SEC YIELD              5.58%              5.32%

Investment terms are defined in the Glossary on pages 39-40.


                                                 www.americancentury.com      11


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

well. The Fed's rate cuts in late 1998 brightened the picture for corporations because lower rates reduced borrowing costs. In addition, U.S. economic growth surged despite turmoil overseas. Those factors gave investors renewed confidence that corporate earnings would stay strong.

YOU ALSO MENTIONED DURATION. CAN YOU DEFINE DURATION IN GENERAL AND EXPLAIN HOW YOU MANAGED IT?

     Sure. Duration measures a bond's or bond portfolio's sensitivity to changes in interest rates. The longer the duration, the more you gain in price when rates fall, and the more you lose when rates rise. A shorter duration means a bond portfolio's share price fluctuates less when rates change. So ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

     But it can be very difficult to accurately predict the direction of interest rates over the short run. As a result, we don't make big bets on interest rates. Instead, we make only modest adjustments to duration over time, typically keeping it in a relatively narrow band between four and five years. A good example is the last six months, when duration was little changed at around
4.8 years.

AS OF SEPTEMBER 1, 1998, INTERMEDIATE-TERM BOND IS ALLOWED TO INVEST UP TO 15% OF ASSETS IN SECURITIES RATED BB. CAN YOU ELABORATE ON THIS CHANGE?

     Sure.   Bonds   that  are  rated  AAA,   AA,  A,  or  BBB  are   considered
"investment-grade" securities, meaning they are relatively safe from default. Many funds and institutions concentrate exclusively on investment-grade bonds.

     In contrast, bonds rated B and below are more vulnerable to sudden swings in credit quality. As a result, they typically offer high yields to compensate for the additional risk. High-yield, or "junk bond," investors focus on these securities, as well as those that are unrated.

     That  leaves  BB-rated  bonds,   which  are  below  the  radar  screen  for
investment-grade investors but don't offer enough yield for high-yield investors. This area of the market can be overlooked and is often inefficiently priced. We think we can find some great investment opportunities in this portion of the market.

WON'T THESE BB SECURITIES MAKE THE FUND'S PORTFOLIO MORE RISKY?

     We believe the potential increase in risk is effectively mitigated for two reasons. First, we have a very experienced credit research team that is familiar with this part of the corporate bond market. We're relying on our credit team to help us find attractive, quality securities among BB credits.

     Second, we're taking a fairly conservative approach. Most of the BB bonds we're buying have been issued by large, established companies with stable cash flows. We particularly seek out "upgrade candidates"--bonds that are currently rated BB but that we think are worthy of a higher rating.

     When a BB security is upgraded to a higher rating, it often experiences a significant price increase because its newfound investment-grade status attracts greater demand from investors. We look to benefit from upgrades in the BB bonds we own.

[left margin]

"IN OCTOBER, THE SPREAD, OR DIFFERENCE IN YIELD, BETWEEN CORPORATES AND TREASURYS WAS THE WIDEST WE'VE SEEN SINCE THE RECESSION OF 1990."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

AS OF APRIL 30, 1999
Corporate Bonds         57%
U.S. Treasury           19%
Mortgage-Backed         14%
Asset-Backed             8%
Other                    2%

AS OF OCTOBER 31, 1998
Corporate Bonds         46%
U.S. Treasury           33%
Mortgage-Backed         12%
Asset-Backed             7%
Other                    2%

Security types are defined on pages 39-40.


12      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HAVE YOU BEEN VERY ACTIVE IN THAT AREA?

     We've increased our holdings of BB securities. At the end of April, BB bonds accounted for a little more than 10% of assets. A good example of a BB security in the portfolio is a bond issued by Qwest Communications, which is a growing telecommunications company that builds and operates fiber-optic networks. The telecommunications industry in general tends to be relatively insulated from changes in the business cycle. On top of that, Qwest has a significant cost advantage over its competitors through its internally developed, state-of-the-art systems. We expect Qwest eventually to be upgraded, and the bonds should see a nice price gain if that happens.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We expect to see less interest rate volatility than we did over the past year. We think the dramatic drop in interest rates in 1998 was an exaggerated move caused by abnormal occurrences, such as the rapid liquidation of positions by highly leveraged hedge funds. Economic growth in the U.S. remains very strong, and we are starting to see signs of recovery around the globe. This underlying economic strength has been accompanied by modest inflation. As a result, we could see rates increase modestly.

     While strong growth would be positive for corporate bonds, there are some risks to this outlook. Increasing inflation could cause the Federal Reserve to raise rates. Other potential hazards for corporate bonds include a decline in the stock market, a significant slowdown in the U.S. economy, or a worsening of the situation in Asia and Latin America, as well as possible unforeseen disruptions around the year 2000.

HOW WILL THIS OUTLOOK INFLUENCE INTERMEDIATE-TERM BOND'S POSITIONING?

     We expect the non-Treasury segments of the bond market to perform best in the coming months. As a result, we'll likely underweight Treasurys while maintaining a larger stake in corporate bonds. If we're right and yield spreads continue to narrow, the portfolio should perform reasonably well.

[right margin]

"IF WE'RE RIGHT AND YIELD SPREADS CONTINUE TO NARROW, THE PORTFOLIO SHOULD PERFORM REASONABLY WELL."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                   AS OF             AS OF
                  4/30/99          10/31/98
AAA                 45%               52%
AA                   5%                4%
A                   17%               18%
BBB                 23%               18%
BB                  10%                8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.


                                                 www.americancentury.com      13


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--19.2%
                  $  750    U.S. Treasury Notes, 5.50%,
                              3/31/00                              $   754
                     350   U.S. Treasury Notes, 5.50%,
                              12/31/00                                 352
                     300   U.S. Treasury Notes, 5.375%,
                              2/15/01                                  302
                     100   U.S. Treasury Notes, 7.75%,
                              2/15/01                                  105
                   1,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                                  996
                     200   U.S. Treasury Notes, 6.625%,
                              7/31/01                                  206
                     300   U.S. Treasury Notes, 6.50%,
                              5/31/02                                  311
                     600   U.S. Treasury Notes, 7.25%,
                              5/15/04                                  652
                   1,000   U.S. Treasury Notes, 4.75%,
                              11/15/08                                 956
                     300   U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  406
                     350   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                  477
                     400   U.S. Treasury Bonds, 7.50%,
                              11/15/24                                 483
                     300   U.S. Treasury Bonds, 6.50%,
                              11/15/26                                 324
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES                                       6,324
                                                                 -----------
   (Cost $6,388)

MORTGAGE-BACKED SECURITIES(1)--13.7%
                     483   FHLMC Pool #E00279, 6.50%,
                              2/1/09                                   491
                     266   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                   265
                     203   FHLMC Pool #G00907, 7.00%,
                              2/1/28                                   206
                     339   FNMA Pool #427913, 6.00%,
                              5/1/13                                   337
                     214   FNMA Pool #413812, 6.50%,
                              1/1/28                                   213
                     296   FNMA Pool #411821, 7.00%,
                              1/1/28                                   301
                     301   FNMA Pool #450619, 6.00%,
                              12/1/28                                  293
                     302   FNMA Pool #454947, 6.00%,
                              12/1/28                                  293
                     298   FNMA Pool #252211, 6.00%,
                              1/1/29                                   289
                     353   GNMA Pool #002202, 7.00%,
                              4/20/26                                  358
                     271   GNMA Pool #780412, 7.50%,
                              8/15/26                                  280

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                 $   260   GNMA Pool #467626, 7.00%,
                              2/15/28                            $     265
                     164   GNMA Pool #458862, 7.50%,
                              2/15/28                                  170
                     399   GNMA Pool #436277, 6.50%,
                              3/15/28                                  398
                     350   GNMA Pool #469811, 7.00%,
                              12/15/28                                 356
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES                                     4,515
                                                                 -----------
   (Cost $4,493)

ASSET-BACKED SECURITIES(1)--7.9%
                     251   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           253
                     477   First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           479
                     600   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  589
                     341   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                          338
                     250   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                           253
                     400   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                          407
                     300   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           305
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES                                        2,624
                                                                 -----------
   (Cost $2,630)

CORPORATE BONDS--56.8%
AIRLINES--1.5%
                     500   Continental Airlines, Inc., 8.00%,
                              12/15/05                                 500
                                                                 -----------
BANKING--4.7%
                     500   BankAmerica Corp., 7.75%,
                              7/15/02                                  526
                     300   Capital One Bank, 5.95%,
                              2/15/01                                  298
                     250   Corestates Capital Corp., 5.875%,
                              10/15/03                                 248

                                              See Notes to Financial Statements


14      1-800-345-2021


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                 $   500   Fleet National Bank, 5.75%,
                              1/15/09                              $   475
                                                                 -----------
                                                                     1,547
                                                                 -----------
BROADCASTING & MEDIA--2.3%
                     500   British Sky Broadcasting, 6.875%,
                              2/23/09                                  499
                     250   CSC Holdings Inc., 7.625%,
                              7/15/18                                  252
                                                                 -----------
                                                                       751
                                                                 -----------
BUSINESS SERVICES & SUPPLIES--1.2%
                     400   LCI International, Inc., 7.25%,
                              6/15/07                                  412
                                                                 -----------
CHEMICALS & RESINS--2.9%
                     600   IMC Global Inc., 7.40%, 11/1/02             615
                     350   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98,
                              Cost $349)(2)                            334
                                                                 -----------
                                                                       949
                                                                 -----------
DIVERSIFIED COMPANIES--0.8%
                     300   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $261)(2)                    270
                                                                 -----------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.9%
                     300   Anixter International Inc., 8.00%,
                              9/15/03                                  309
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--4.3%
                     500   Enron Corp., 6.625%, 11/15/05               498
                     600   KN Energy, Inc., 6.45%,
                              11/30/01                                 608
                     300   USX Corp., 6.85%, 3/1/08                    299
                                                                 -----------
                                                                     1,405
                                                                 -----------
ENERGY (SERVICES)--1.0%
                     350   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                          333
                                                                 -----------
FINANCIAL SERVICES--7.3%
                     500   Associates Corp., N.A., 6.25%,
                              11/1/08                                  496
                     250   Ford Motor Credit Co., 6.125%,
                              4/28/03                                  251
                     300   Franchise Finance Corp., 7.00%,
                              11/30/00                                 296
                     500   Lehman Brothers Holdings Inc.
                              MTN, Series E, 6.33%, 8/1/00             501
                     250   Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                   254
                     600   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         594
                                                                 -----------
                                                                     2,392
                                                                 -----------

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

HEALTHCARE--0.9%
                 $   300   Aetna Services, Inc., 6.75%,
                              8/15/01                              $   305
                                                                 -----------
INSURANCE--3.4%
                     400   Conseco Financing Trust II, 8.70%,
                              11/15/26                                 375
                     500   Conseco Inc., 6.40%, 6/15/01                494
                     250   Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $252)(2)                    252
                                                                 -----------
                                                                     1,121
                                                                 -----------
METALS & MINING--1.3%
                     400   Barrick Gold Corp., 7.50%,
                              5/1/07                                   421
                                                                 -----------
PACKAGING & CONTAINERS--1.5%
                     500   Owens-Illinois Inc., 7.15%,
                              5/15/05                                  495
                                                                 -----------
PAPER & FOREST PRODUCTS--0.9%
                     300   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   290
                                                                 -----------
REAL ESTATE--4.2%
                     550   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                          514
                     350   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                  356
                     200   Price REIT, Inc. (The), 7.125%,
                              6/15/04                                  205
                     300   Spieker Properties, Inc., 6.80%,
                              12/15/01                                 303
                                                                 -----------
                                                                     1,378
                                                                 -----------
RETAIL (APPAREL)--1.9%
                     300   Saks Inc., 7.25%, 12/1/04                   307
                     300   Saks Inc., 8.25%, 11/15/08                  325
                                                                 -----------
                                                                       632
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--0.6%
                     200   Sears, Roebuck & Co., Inc. MTN,
                              8.29%, 6/10/02                           212
                                                                 -----------
STEEL--1.2%
                     400   Pohang Iron & Steel Co., Ltd.,
                              7.375%, 5/15/05                          393
                                                                 -----------
TELEPHONE COMMUNICATIONS--6.2%
                     500   Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                      504
                     500   MCI WorldCom, Inc., 8.875%,
                              1/15/01                                  538
                     400   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  403

See Notes to Financial Statements


                                                 www.americancentury.com      15


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                 $   250   Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $248)(2)                        $   263
                     350   Sprint Capital Corp., 6.875%,
                              11/15/28                                 339
                                                                 -----------
                                                                     2,047
                                                                 -----------
UTILITIES--4.1%
                     150   CalEnergy Co. Inc., 7.23%,
                              9/15/05                                  155
                     400   Empresa Nacional de Electricidad
                              S.A. (Chile), 8.50%, 4/1/09
                              (Acquired 4/21/99,
                              Cost $431)(2)                            430
                     500   Georgia Power Co., 5.50%,
                              12/1/05                                  484
                     300   Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03 (Acquired
                              2/19/98, Cost $300)(2)                   299
                                                                 -----------
                                                                     1,368
                                                                 -----------
WIRELESS COMMUNICATIONS--3.7%
                     600   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                          616

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                 $   500   TCI Communications, Inc., 8.75%,
                              8/1/15                               $   601
                                                                 -----------
                                                                     1,217
                                                                 -----------
TOTAL CORPORATE BONDS                                               18,747
                                                                 -----------
   (Cost $18,728)

SOVEREIGN GOVERNMENTS & AGENCIES--0.9%
                     300   Province of British Columbia,
                              5.375%, 10/29/08                         285
                                                                 -----------
   (Cost $298)

TEMPORARY CASH INVESTMENTS--1.5%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 4/30/99,
    due 5/3/99 (Delivery value $492)                                   492
                                                                 -----------
   (Cost $492)

TOTAL INVESTMENT SECURITIES--100.0%                                $32,987
                                                                 ===========
   (Cost $33,029)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999, was $1,848, which represented 5.5% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


16      1-800-345-2021


Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                                INVESTOR CLASS (INCEPTION 3/2/87)                      ADVISOR CLASS (INCEPTION 8/8/97)
                              LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)                    LEHMAN AGGREGATE
                    BOND         BOND INDEX      AVERAGE RETURN   FUND'S RANKING          BOND         BOND INDEX
6 MONTHS(1)         0.08%          0.69%             0.38%              --               -0.05%           0.69%
1 YEAR              3.87%          6.27%             4.78%        125 OUT OF 156          3.61%           6.27%
====================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================
3 YEARS             6.85%          8.07%             7.33%         93 OUT OF 128           --              --
5 YEARS             7.21%          8.03%             7.31%         45 OUT OF 85            --              --
10 YEARS            8.14%          8.89%             8.44%         27 OUT OF 42            --              --
LIFE OF FUND        7.37%          8.26%             7.99%(3)      24 OUT OF 28(3)        5.66%         7.80%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 37-39 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/99
Lehman Aggregate
   Bond Index           $23,429
Bond                    $21,870
                                           Lehman Aggregate
                         Bond                  Bond Index
DATE                     VALUE                   VALUE
4/30/89                 $10,000                 $10,000
4/30/90                 $10,538                 $10,903
4/30/91                 $12,181                 $12,559
4/30/92                 $13,647                 $13,941
4/30/93                 $15,400                 $15,789
4/30/94                 $15,440                 $15,923
4/30/95                 $16,462                 $17,087
4/30/96                 $17,930                 $18,564
4/30/97                 $19,123                 $19,878
4/30/98                 $21,058                 $22,047
4/30/99                 $21,870                 $23,429

$10,000 investment made 4/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                         Lehman Aggregate
                        Bond                Bond Index
DATE                   RETURN                 RETURN
4/30/90                 5.38%                  9.03%
4/30/91                15.59%                 15.19%
4/30/92                12.04%                 11.00%
4/30/93                12.84%                 13.26%
4/30/94                 0.26%                  0.85%
4/30/95                 6.62%                  7.31%
4/30/96                 8.92%                  8.64%
4/30/97                 6.65%                  7.08%
4/30/98                10.12%                 10.91%
4/30/99                 3.87%                  6.27%


                                                 www.americancentury.com      17


Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston (pictured on page 11), portfolio managers on the Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1999?

     Bond's returns were affected by a difficult investment climate. While the capital markets generally recovered from the economic and financial turmoil we saw in the third quarter of 1998, bond returns were limited by rising interest rates (see page 3). For the six months, Bond returned 0.08%.* According to Lipper Inc., the "A-Rated Corporate Debt Fund" category averaged a 0.38% return for the same period. (See the previous page for additional performance comparisons.)

CAN YOU EXPLAIN A LITTLE BIT MORE ABOUT BOND'S PERFORMANCE RELATIVE TO ITS LIPPER GROUP?

     We manage the portfolio primarily as a corporate bond fund, so we hold more corporate securities and fewer Treasurys than many of the funds in the Lipper group. That was a difficult position to be in during 1998. One way to measure the relative performance of Treasurys and corporate bonds is to look at the spread, or difference in yield, between them. A widening spread means Treasurys outperform, while a narrower spread means corporates do better. In October, the spread between corporates and Treasurys was the widest we've seen since the recession of 1990.

     Though the yield spread narrowed in 1999, spreads are still nowhere near the levels we witnessed before the global financial turmoil hit. So our heavy weighting in corporate securities meant we performed better relative to the Lipper group in early 1999 than we did in 1998, and we could do even better on a relative basis if and when spreads return to more normal levels.

YOU MENTIONED THAT RISING RATES LIMITED RETURNS. HOW DID YOU MANAGE THE PORTFOLIO'S INTEREST RATE SENSITIVITY?

     We make only modest adjustments to duration (a measure of a bond portfolio's sensitivity to rate changes) over time, typically keeping it in a relatively narrow band around five years. The last six months are a good example, when we kept duration little changed at around 5.3 years. Rather than make big bets on interest rates, we try to enhance performance by concentrating assets in undervalued securities or sectors of the market.

WHERE DID YOU THINK SOME OF THE BEST RELATIVE VALUES IN THE BOND MARKET WERE OVER THE LAST SIX MONTHS?

     With yield spreads so wide, we believed corporate and other higher-yielding bonds offered very attractive buying opportunities. So over the last several months, we cut the fund's Treasury holdings and added attractively priced corporate, mortgage-, and asset-backed securities. We reduced the portfolio's exposure to Treasury securities from 18% of investments at the end of October to only 7% by April 30. Our biggest increase was in corporate bonds, which went from 64% of investments six months ago to more than 70% by the end of April. (See the charts on the following page.) Again, those changes

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"BOND'S RETURNS WERE AFFECTED BY A DIFFICULT INVESTMENT CLIMATE."

PORTFOLIO AT A GLANCE
                              4/30/99           10/31/98
NUMBER OF SECURITIES            62                56
WEIGHTED AVERAGE
   MATURITY                   9.7 YRS          10.6 YRS
AVERAGE DURATION              5.3 YRS           5.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.80%*             0.80%

* Annualized.

YIELD AS OF APRIL 30, 1999
                             INVESTOR           ADVISOR
                              CLASS              CLASS
30-DAY SEC YIELD              5.84%              5.59%

Investment terms are defined in the Glossary on pages 39-40.


18      1-800-345-2021


Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

helped performance in the first quarter of 1999, when Treasurys underperformed corporate and mortgage-backed securities.

HAS BUYING MORE CORPORATE SECURITIES TRANSLATED INTO A HIGHER YIELD FOR THE
FUND?

     Yes, that factor was a sort of silver lining for the fund over the past six months. In part because we purchased more higher-yielding securities, Bond's 30-day SEC yield rose more than half a percentage point over the last six months, from 5.24% to 5.84%. That yield compares very favorably with the 5.35% average yield of the Lipper group.

ANOTHER ASPECT OF INVESTING IN THE CORPORATE MARKET IS CREDIT QUALITY. HOW DO YOU TRY TO MANAGE CREDIT RISK?

     We use a credit-intensive approach to security selection, trying to provide the best combination of yields and returns while minimizing risks for our shareholders. To do that, we rely on our team of experienced corporate credit analysts, who work closely with us in selecting securities. We think this hands-on approach can help us find undervalued securities and boost performance

     To take better advantage of our credit team's ability and expertise, we also began to invest a small portion of the fund (up to a maximum of 15%) in corporate bonds rated BB. This is an area where we think the credit team can really add value to the fund's performance.

CAN YOU ELABORATE ON THIS CHANGE?

     Sure.   Bonds   that  are  rated  AAA,   AA,  A,  or  BBB  are   considered
"investment-grade" securities, meaning they are relatively safe from default. Many funds and institutions concentrate exclusively on investment-grade bonds.

     In contrast, bonds rated B and below are more vulnerable to sudden swings in credit quality. As a result, they typically offer high yields to compensate for the additional risk. High-yield, or "junk bond," investors focus on these securities, as well as those that are unrated.

     That  leaves  BB  rated  bonds,  which  are  below  the  radar  screen  for investment-grade investors but don't offer enough yield for high-yield investors. This area of the market can be overlooked and is often inefficiently priced. We think we can find some great investment opportunities in this portion of the market.

WON'T THESE BB SECURITIES MAKE THE FUND'S PORTFOLIO MORE RISKY?

     We believe the potential increase in risk is effectively mitigated for two reasons. First, we think our experienced credit research team, which is intimately familiar with this part of the corporate bond market, can help us find attractive, quality securities among BB credits.

     Second, we're taking a fairly conservative approach. Most of the BB bonds we're buying have been issued by large, established companies with stable cash flows. We particularly seek out "upgrade candidates"--bonds that are currently rated BB but that we think are worthy of a higher rating.

[right margin]

"RATHER THAN MAKE BIG BETS ON INTEREST RATES, WE TRY TO ENHANCE PERFORMANCE BY CONCENTRATING ASSETS IN UNDERVALUED SECURITIES OR SECTORS OF THE MARKET."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

AS OF APRIL 30, 1999
Corporate Bonds         71%
Mortgage-Backed         12%
Asset-Backed             7%
U.S. Treasury            7%
Other                    3%

AS OF OCTOBER 31, 1998
Corporate Bonds         64%
U.S. Treasury           18%
Mortgage-Backed          9%
Asset-Backed             5%
Other                    4%

Security types are defined on pages 39-40.


                                                 www.americancentury.com      19


Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     When a BB security is upgraded to a higher rating, it often experiences a significant price increase because its newfound investment-grade status attracts greater demand from investors. We look to benefit from such upgrades in the BB bonds we own.

CAN YOU GIVE AN EXAMPLE OF ONE OF YOUR BB BONDS?

     We bought some bonds issued by Qwest Communications, which is a growing telecommunications company that builds and operates fiber-optic networks. The telecommunications industry in general tends to be relatively insulated from changes in the business cycle. On top of that, Qwest has a significant cost advantage over its competitors through its internally developed, state-of-the-art systems. We expect Qwest eventually to be upgraded, and the bonds should see a nice price gain if that happens.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We expect to see less interest rate volatility than we did over the past year. We think the dramatic drop in interest rates in 1998 was an exaggerated move caused by abnormal occurrences, such as the rapid liquidation of positions by highly leveraged hedge funds. Economic growth in the U.S. remains very strong, and we are starting to see signs of recovery around the globe. This underlying economic strength has been accompanied by modest inflation. As a result, we could see rates increase modestly.

     While strong growth would be positive for corporate bonds, there are some risks to this outlook. Increasing inflation could cause the Federal Reserve to raise rates. Other potential hazards for corporate bonds include a decline in the stock market, a significant slowdown in the U.S. economy, or a worsening of the situation in Asia and Latin America, as well as possible unforeseen disruptions around the year 2000.

HOW WILL THIS OUTLOOK INFLUENCE BOND'S POSITIONING?

     We expect the non-Treasury segments of the bond market to perform best in the coming months. As a result, we'll likely underweight Treasurys while maintaining a larger stake in corporate bonds. If we're right and yield spreads continue to narrow, the portfolio should perform reasonably well going forward.

[left margin]

"IF WE'RE RIGHT AND YIELD SPREADS CONTINUE TO NARROW, THE PORTFOLIO SHOULD PERFORM REASONABLY WELL."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                     % OF FUND INVESTMENTS
                    AS OF             AS OF
                   4/30/99          10/31/98
AAA                  31%               35%
AA                    5%                3%
A                    30%               27%
BBB                  21%               27%
BB                   13%                8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.


20      1-800-345-2021


Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--6.8%
                   $1,000  U.S. Treasury Notes, 4.625%,
                              11/30/00                             $    994
                    4,000  U.S. Treasury Notes, 5.625%,
                              12/31/02                                4,052
                    2,000  U.S. Treasury Notes, 7.25%,
                              5/15/04                                 2,172
                    2,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                                2,242
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES                                        9,460
                                                                 ------------
   (Cost $9,514)

U.S. GOVERNMENT AGENCY SECURITIES--1.4%
                    2,000  TVA, 6.875%, 12/15/43                      1,932
                                                                 ------------
   (Cost $1,854)

MORTGAGE-BACKED SECURITIES(1)--12.5%
                    4,360  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                  4,335
                    2,996  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                  2,986
                      171  FHLMC REMIC, Series 116,
                              Class F PAC, 8.50%, 2/15/20               172
                    2,992  FNMA Pool #484698, 6.00%,
                              2/1/14                                  2,972
                    3,372  FNMA Pool #250452, 6.50%,
                              1/1/26                                  3,366
                    2,976  FNMA Pool #252211, 6.00%,
                              1/1/29                                  2,891
                      540  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                   569
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     17,291
                                                                 ------------
   (Cost $13,796)

ASSET-BACKED SECURITIES(1)--6.8%
                    2,500  AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%,
                              4/25/27                                 2,480
                    2,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                          1,948
                    2,400  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 2,354
                    1,949  Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                         1,932

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                   $  730  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1995 D1, Class A2,
                              6.20%, 3/10/14                       $    731
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES                                         9,445
                                                                 ------------
   (Cost $9,620)

CORPORATE BONDS--70.6%
AIRLINES--3.4%
                    1,500  Continental Airlines, Inc., 8.00%,
                              12/15/05                                1,500
                    3,101  Delta Air Lines, Inc., 7.54%,
                              10/11/11                                3,184
                                                                 ------------
                                                                      4,684
                                                                 ------------
BANKING--9.5%
                    3,000  Citigroup Inc. Euro, 7.00%,
                              1/2/04                                  3,099
                    2,000  Corestates Capital Corp., 5.875%,
                              10/15/03                                1,985
                    2,000  Fleet National Bank, 5.75%,
                              1/15/09                                 1,900
                    3,000  Mellon Financial Co., 6.00%,
                              3/1/04                                  2,995
                    3,000  National Bank of Canada, 8.125%,
                              8/15/04                                 3,246
                                                                 ------------
                                                                     13,225
                                                                 ------------
BROADCASTING & MEDIA--2.9%
                    2,000  British Sky Broadcasting, 6.875%,
                              2/23/09                                 1,996
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                 2,029
                                                                 ------------
                                                                      4,025
                                                                 ------------
CHEMICALS & RESINS--3.7%
                    3,000  ARCO Chemical Co., 10.25%,
                              11/1/10                                 3,155
                    2,000  Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98, Cost
                              $1,993)(2)                              1,908
                                                                 ------------
                                                                      5,063
                                                                 ------------
COMPUTER SYSTEMS--1.1%
                    1,500  International Business Machines
                              Corp., 7.125%, 12/1/96                  1,544
                                                                 ------------
DIVERSIFIED COMPANIES--1.0%
                    1,500  Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $1,303)(2)                 1,350
                                                                 ------------
ENERGY (PRODUCTION & MARKETING)--6.3%
                    3,000  Columbia Energy Group, 7.42%,
                              11/28/15                                2,988
                    2,500  Enron Corp., 6.625%, 11/15/05              2,492

See Notes to Financial Statements


                                                 www.americancentury.com      21


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                 $  3,000  Oryx Energy Co., 8.125%,
                              10/15/05                             $  3,216
                                                                 ------------
                                                                      8,696
                                                                 ------------
ENERGY (SERVICES)--1.0%
                    1,500  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                         1,429
                                                                 ------------
FINANCIAL SERVICES--8.0%
                    2,000  Associates Corp., N.A., 6.25%,
                              11/1/08                                 1,983
                    2,000  Comdisco, Inc., 6.375%,
                              11/30/01                                2,014
                    3,000  Ford Motor Credit Co., 6.50%,
                              2/28/02                                 3,055
                    2,000  Lehman Brothers Holdings Inc.
                              MTN, Series E, 6.33%, 8/1/00            2,003
                    2,000  Toyota Motor Credit Corp., 5.625%,
                              11/13/03                                1,979
                                                                 ------------
                                                                     11,034
                                                                 ------------
FOOD & BEVERAGE--2.1%
                    3,000  Pepsico, Inc., 5.625%, 2/17/09
                              (Acquired 2/3/99,
                              Cost $2,987)(2)                         2,864
                                                                 ------------
INSURANCE--6.0%
                    2,500  Conseco Financing Trust II, 8.70%,
                              11/15/26                                2,345
                    1,500  Conseco Inc., 6.40%, 6/15/01               1,482
                    1,000  Delphi Financial Group, Inc.,
                              9.31%, 3/25/27                          1,082
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                 3,389
                                                                 ------------
                                                                      8,298
                                                                 ------------
METALS & MINING--1.1%
                    1,500  Barrick Gold Corp., 7.50%,
                              5/1/07                                  1,580
                                                                 ------------
PACKAGING & CONTAINERS--1.4%
                    2,000  Owens-Illinois Inc., 7.15%,
                              5/15/05                                 1,980
                                                                 ------------
PAPER & FOREST PRODUCTS--0.9%
                    1,350  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                  1,306
                                                                 ------------
REAL ESTATE--4.7%
                    1,500  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                         1,401
                    2,000  Price REIT, Inc. (The), 7.125%,
                              6/15/04                                 2,046
                    3,000  Spieker Properties Inc. MTN,
                              7.58%, 12/17/01                         3,085
                                                                 ------------
                                                                      6,532
                                                                 ------------

Principal Amount               ($ in Thousands)                      Value
--------------------------------------------------------------------------------

RETAIL (APPAREL)--1.5%
                   $2,000  Saks Inc., 7.25%, 12/1/04               $  2,049
                                                                 ------------
STEEL--1.1%
                    1,600  Pohang Iron & Steel Co., Ltd.,
                              7.375%, 5/15/05                         1,573
                                                                 ------------
TELEPHONE COMMUNICATIONS--7.2%
                    2,000  Cable & Wireless Communications
                              plc, 6.375%, 3/6/03                     2,010
                    1,350  Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                     1,361
                    2,000  GTE North Inc., Series H, 5.65%,
                           11/15/08                                   1,912
                    2,000  MCI WorldCom, Inc., 6.40%,
                              8/15/05                                 2,014
                    2,500  Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired
                              10/28/98-11/4/98,
                              Cost $2,499)(2)                         2,626
                                                                 ------------
                                                                      9,923
                                                                 ------------
UTILITIES--5.5%
                    2,000  CINergy Corp., 6.53%, 12/16/08
                              (Acquired 12/10/98,
                              Cost $2,015)(2)                         1,997
                    1,500  Empresa Nacional de Electricidad
                              S.A. (Chile), 8.50%, 4/1/09
                              (Acquired 4/21/99,
                              Cost $1,617)(2)                         1,614
                    2,000  Georgia Power Co., 5.50%,
                              12/1/05                                 1,937
                    2,000  Southern Investments UK, 6.80%,
                              12/1/06                                 2,017
                                                                 ------------
                                                                      7,565
                                                                 ------------
WIRELESS COMMUNICATIONS--2.2%
                    2,500  TCI Communications, Inc., 8.75%,
                              8/1/15                                  3,022
                                                                 ------------
TOTAL CORPORATE BONDS                                                97,742
                                                                 ------------
   (Cost $101,098)

TEMPORARY CASH INVESTMENTS--1.9%
   Repurchase Agreement, BA Security Services,
    Inc. (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 4/30/99,
    due 5/3/99 (Delivery value $2,623)                                2,622
                                                                 ------------
   (Cost $2,622)

TOTAL INVESTMENT SECURITIES--100%                                  $138,492
                                                                 ============
   (Cost $138,504)

                                               See Notes to Financial Statements


22      1-800-345-2021


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

TVA = Tennessee Valley Authority

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999, was $12,359, which represented 8.8% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      23


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)                            INTERMEDIATE
                                       LIMITED-TERM      -TERM              BOND

ASSETS                                   (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of
  $19,936, $33,029 and $138,504,
  respectively) (Note 3) ..........   $      19,997   $      32,987    $     138,492
Cash ..............................            --                44                2
Receivable for investments sold ...            --              --                 19
Interest receivable ...............             287             566            2,502
                                      -------------   -------------    -------------
                                             20,284          33,597          141,015
                                      -------------   -------------    -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .............            --              --                231
Payable for capital shares redeemed            --              --                127
Accrued management fees (Note 2) ..              11              20               93
Distribution and service fees
  payable (Note 2) ................            --                 2                1
Dividends payable .................               2               3                7
                                      -------------   -------------    -------------
                                                 13              25              459
                                      -------------   -------------    -------------
Net Assets ........................   $      20,271   $      33,572    $     140,556
                                      =============   =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid
  in surplus) .....................   $      20,203   $      33,540    $     139,877
Accumulated undistributed
  net realized gain
  on investment transactions ......               7              74              691
Net unrealized appreciation
  (depreciation)
  on investments (Note 3) .........              61             (42)             (12)
                                      -------------   -------------    -------------
                                      $      20,271   $      33,572    $     140,556
                                      =============   =============    =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ........................   $  19,178,861   $  28,975,251    $ 138,270,159
Shares outstanding ................       1,934,778       2,899,738       14,552,443
Net asset value per share .........   $        9.91   $        9.99    $        9.50

Advisor Class, $0.01 Par Value
 ($ and shares in full)
Net assets ........................   $   1,092,356   $   4,597,038    $   2,286,296
Shares outstanding ................         110,197         460,055          240,616
Net asset value per share .........   $        9.91   $        9.99    $        9.50

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


24      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                         INTERMEDIATE
                                            LIMITED-TERM    -TERM         BOND
INVESTMENT INCOME                                       (In Thousands)
Income:
Interest ................................     $   583      $   978      $ 4,646
                                              -------      -------      -------
Expenses (Note 2):
Management fees .........................          67          114          568
Distribution fees -- Advisor Class ......           1            5            3
Service fees -- Advisor Class ...........           1            5            3
Directors' fees and expenses ............        --           --              1
                                              -------      -------      -------
                                                   69          124          575
                                              -------      -------      -------
Net investment income ...................         514          854        4,071
                                              -------      -------      -------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ........           7           80          738
Change in net unrealized
  appreciation on investments ...........        (182)        (640)      (4,767)
                                              -------      -------      -------
Net realized and unrealized
  loss on investments ...................        (175)        (560)      (4,029)
                                              -------      -------      -------
Net Increase in Net Assets
  Resulting from Operations .............     $   339      $   294      $    42
                                              =======      =======      =======

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses.It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      25


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

Increase (Decrease) in Net Assets         LIMITED-TERM          INTERMEDIATE-TERM                 BOND
                                       1999          1998       1999         1998           1999        1998
OPERATIONS (In Thousands)
Net investment income ...........   $     514    $   1,053    $     854    $   1,365    $   4,071    $   8,072
Net realized gain on
  investments ...................           7           92           80          179          738           47
Change in net unrealized
  appreciation on investments ...        (182)         115         (640)         206       (4,767)         699
                                    ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .....         339        1,260          294        1,750           42        8,818
                                    ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ................        (488)      (1,026)        (755)      (1,219)      (4,009)      (7,993)
  Advisor Class .................         (26)         (27)         (99)        (146)         (62)         (79)
From net realized gains
 on investment transactions:
  Investor Class ................         (87)         (28)        (177)        --            (68)        (368)
  Advisor Class .................          (5)        --            (22)        --             (1)          (1)
                                    ---------    ---------    ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions ............        (606)      (1,081)      (1,053)      (1,365)      (4,140)      (8,441)
                                    ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
   net assets from capital
  share transactions ............         854        4,236        4,384        9,419       (2,995)      20,229
                                    ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease)
   in net assets ................         587        4,415        3,625        9,804       (7,093)      20,606

NET ASSETS
Beginning of period .............      19,684       15,269       29,947       20,143      147,649      127,043
                                    ---------    ---------    ---------    ---------    ---------    ---------
End of period ...................   $  20,271    $  19,684    $  33,572    $  29,947    $ 140,556    $ 147,649
                                    =========    =========    =========    =========    =========    =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


26      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Limited-Term Bond Fund (Limited-Term), Intermediate-Term Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the funds) are three of the thirteen series of funds issued by the corporation. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                 www.americancentury.com      27


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50% and 0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six months ended April 30, 1999 for Limited-Term, Intermediate-Term and Bond were $2,567, $9,508 and $5,700, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended April 30, 1999, were as follows:

                                        LIMITED-TERM    INTERMEDIATE-TERM        BOND
PURCHASES                                                (In Thousands)
U.S. Treasury & Agency Obligations ....    $3,113           $ 7,204            $24,902
Other Debt Obligations ................     4,979            14,394             58,572

PROCEEDS FROM SALES                                      (In Thousands)
U.S. Treasury & Agency Obligations ....    $5,227            $9,066            $32,626
Other Debt Obligations ................     3,704             9,060             56,304

    On  April  30,  1999,  the  composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                        LIMITED-TERM    INTERMEDIATE-TERM        BOND
                                                          (In Thousands)
Appreciation ..........................     $101              $276              $1,831
Depreciation ..........................     (40)              (324)             (1,889)
                                      ---------------   -----------------   --------------
Net ...................................     $61               $(48)              $(58)
                                      ===============   =================   ==============
Federal Tax Cost ......................   $19,936           $33,035            $138,550
                                      ===============   =================   ==============


28   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                    LIMITED-TERM         INTERMEDIATE-TERM              BOND
                                SHARES      AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
INVESTOR CLASS                                             (In Thousands)
Shares authorized ............. 150,000                 150,000                  150,000
                               =========               =========                =========
Six months ended
  April 30, 1999
Sold ..........................   246       $2,446       820         $8,271       3,102       $30,028
Issued in reinvestment
  of distributions ............   51          511         83           841         396         3,817
Redeemed ......................  (237)      (2,364)      (621)       (6,267)     (3,839)     (37,040)
                               ---------   ---------   ---------   ----------   ---------   ----------
Net increase (decrease) .......   60         $593         282        $2,845       (341)      $(3,195)
                               =========   =========   =========   ==========   =========   ==========

Year ended
 October 31, 1998
Sold ..........................  1,763      $17,594      1,851       $18,810      8,501       $83,134
Issued in reinvestment
  of distributions ............   100         999         108         1,093        799         7,783
Redeemed ...................... (1,518)    (15,196)     (1,140)     (11,569)     (7,418)     (72,377)
                               ---------   ---------   ---------   ----------   ---------   ----------
Net increase ..................   345       $3,397        819        $8,334       1,882       $18,540
                               =========   =========   =========   ==========   =========   ==========

ADVISOR CLASS                                              (In Thousands)
Shares authorized ............. 50,000                  50,000                   50,000
                               =========               =========                =========
Six months ended
  April 30, 1999
Sold ..........................   35         $349        215         $2,170        80          $774
Issued in reinvestment
  of distributions ............    3          28          11           114          7           62
Redeemed ......................  (12)        (116)       (74)         (745)       (66)         (636)
                               ---------   ---------   ---------   ----------   ---------   ----------
Net increase ..................   26         $261         152        $1,539        21          $200
                               =========   =========   =========   ==========   =========   ==========

Period ended
 October 31, 1998(1)
Sold ..........................   107       $1,072        284        $2,873        279        $2,721
Issued in reinvestment
  of distributions ............    3          26          14           143          8           80
Redeemed ......................  (26)        (259)       (190)       (1,931)      (114)       (1,112)
                               ---------   ---------   ---------   ----------   ---------   ----------
Net increase ..................   84         $839         108        $1,085        173        $1,689
                               =========   =========   =========   ==========   =========   ==========

(1) November 1, 1997 through October 31, 1998 for Intermediate-Term and Bond and November 12, 1997 (commencement of sale of the Advisor Class) through October 31, 1998 for Limited-Term.


                                                 www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================
   FUND:       Limited-Term Bond Fund    American Century - Benham Limited-Term
                                         Bond Fund

   FUND:       Intermediate-Term         American Century - Benham
               Bond Fund                 Intermediate-Term Bond Fund

   FUND:       Bond Fund                 American Century - Benham Bond Fund


30      1-800-345-2021


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                        1999(1)      1998       1997       1996       1995      1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..................  $10.05      $9.98      $9.93      $9.96      $9.68      $10.00
                                      ----------   --------   --------   --------   --------   ----------
Income From Investment Operations
  Net Investment Income ..............   0.26        0.55       0.56       0.56       0.56       0.31
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  (0.09)       0.08       0.05      (0.03)      0.28      (0.32)
                                      ----------   --------   --------   --------   --------   ----------
  Total From Investment Operations ...   0.17        0.63       0.61       0.53       0.84      (0.01)
                                      ----------   --------   --------   --------   --------   ----------
Distributions
  From Net Investment Income .........  (0.26)      (0.55)     (0.56)     (0.56)     (0.56)     (0.31)
  From Net Realized Gains on
  Investment Transactions ............  (0.05)      (0.01)       --         --         --         --
                                      ----------   --------   --------   --------   --------   ----------
  Total Distributions ................  (0.31)      (0.56)     (0.56)     (0.56)     (0.56)     (0.31)
                                      ----------   --------   --------   --------   --------   ----------
Net Asset Value, End of Period .......  $9.91       $10.05      $9.98      $9.93      $9.96      $9.68
                                      ==========   ========   ========   ========   ========   ==========
  Total Return(3) ....................   1.72%       6.58%      6.30%      5.48%      8.89%     (0.08)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................ 0.70%(4)      0.70%      0.69%      0.68%      0.69%     0.70%(4)
Ratio of Net Investment Income
to Average Net Assets ................ 5.32%(4)      5.56%      5.63%      5.63%      5.70%     4.79%(4)
Portfolio Turnover Rate ..............    44%         97%       109%       121%       116%        48%
Net Assets, End of Period
(in thousands) ....................... $19,179      $18,838    $15,269    $8,092     $7,193     $4,375

(1) Six months ended April 30, 1999 (unaudited).

(2) March 1, 1994 (inception) through October 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      31


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                    Advisor Class
                                                 1999(1)      1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........  $10.05        $9.97
                                               ----------   ----------
Income From Investment Operations
  Net Investment Income .......................   0.25         0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment  Transactions ..........  (0.09)        0.09
                                               ----------   ----------
  Total From Investment Operations ............   0.16         0.60
                                               ----------   ----------
Distributions
  From Net Investment Income ..................  (0.25)       (0.51)
  From Net Realized Gains on
  Investment Transactions .....................  (0.05)       (0.01)
                                               ----------   ----------
  Total Distributions .........................  (0.30)       (0.52)
                                               ----------   ----------
Net Asset Value, End of Period ................   $9.91       $10.05
                                               ==========   ==========
  Total Return(3) .............................   1.60%        6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................... 0.95%(4)     0.95%(4)
Ratio of Net Investment Income
to Average Net Assets ......................... 5.07%(4)     5.26%(4)
Portfolio Turnover Rate .......................    44%          97%
Net Assets, End of Period
(in thousands) ................................  $1,092        $845

(1) Six months ended April 30, 1999 (unaudited).

(2) November 12, 1997 (commencement of sale) through October 31, 1998.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


32      1-800-345-2021


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                Investor Class
                                       1999(1)      1998       1997       1996       1995      1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................. $10.24      $10.07     $9.91      $10.07     $9.53      $10.00
                                      ---------   --------   --------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ..............  0.27        0.58       0.59       0.58       0.59       0.34
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.18)       0.17       0.16      (0.06)      0.54      (0.47)
                                      ---------   --------   --------   --------   --------   ---------
  Total From Investment Operations ...  0.09        0.75       0.75       0.52       1.13      (0.13)
                                      ---------   --------   --------   --------   --------   ---------
Distributions
  From Net Investment Income ......... (0.27)      (0.58)     (0.59)     (0.58)     (0.59)     (0.34)
  From Net Realized Gains on
  Investment Transactions ............ (0.07)        --         --       (0.10)       --         --
                                      ---------   --------   --------   --------   --------   ---------
  Total Distributions ................ (0.34)      (0.58)     (0.59)     (0.68)     (0.59)     (0.34)
                                      ---------   --------   --------   --------   --------   ---------
Net Asset Value, End of Period .......  $9.99      $10.24     $10.07      $9.91     $10.07      $9.53
                                      =========   ========   ========   ========   ========   =========
  Total Return(3) ....................  0.87%       7.71%      7.87%      5.36%     12.19%     (1.24)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................0.75%(4)      0.75%      0.75%      0.74%      0.74%    0.75%(4)
Ratio of Net Investment Income
to Average Net Assets ................5.43%(4)      5.73%      5.99%      5.90%      6.05%    5.23%(4)
Portfolio Turnover Rate ..............   60%         89%        99%        87%       133%        48%
Net Assets, End of Period
(in thousands) .......................$28,975      $26,797    $18,126   $15,626    $12,827     $4,262

(1) Six months ended April 30, 1999 (unaudited).

(2) March 1, 1994 (inception) through October 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      33


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                          Advisor Class
                                                1999(1)        1998        1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........  $10.24        $10.07        $9.96
                                              -----------   ----------   -----------
Income From Investment Operations
  Net Investment Income ......................   0.26          0.56         0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..........  (0.18)         0.17         0.11
                                              -----------   ----------   -----------
  Total From Investment Operations ...........   0.08          0.73         0.23
                                              -----------   ----------   -----------
Distributions
  From Net Investment Income .................  (0.26)        (0.56)       (0.12)
  From Net Realized Gains on
  Investment Transactions ....................  (0.07)          --           --
                                              -----------   ----------   -----------
  Total Distributions ........................  (0.33)        (0.56)       (0.12)
                                              -----------   ----------   -----------
Net Asset Value, End of Period ...............   $9.99        $10.24       $10.07
                                              ===========   ==========   ===========
  Total Return(3) ............................   0.74%         7.44%        2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................ 1.00%(4)        1.00%      1.00%(4)
Ratio of Net Investment Income
to Average Net Assets ........................ 5.18%(4)        5.48%      6.05%(4)
Portfolio Turnover Rate ......................    60%           89%          99%
Net Assets, End of Period
(in thousands) ...............................  $4,597        $3,150       $2,017

(1) Six months ended April 30, 1999 (unaudited).

(2) August 14, 1997 (commencement of sale) through October 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


34      1-800-345-2021


Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                       1999(1)      1998        1997        1996        1995        1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..................  $9.77       $9.73       $9.63      $9.78       $8.91       $10.21
                                      ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ..............  0.27        0.57        0.60        0.60        0.61        0.58
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.27)       0.07        0.19       (0.14)       0.87       (1.12)
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ...   --         0.64        0.79        0.46        1.48       (0.54)
                                      ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ......... (0.27)      (0.57)      (0.60)      (0.60)      (0.61)      (0.58)
  From Net Realized Gains on
  Investment Transactions ............  --(2)      (0.03)      (0.09)      (0.01)        --        (0.18)
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ................ (0.27)      (0.60)      (0.69)      (0.61)      (0.61)      (0.76)
                                      ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period .......  $9.50       $9.77       $9.73       $9.63       $9.78       $8.91
                                      =========   =========   =========   =========   =========   =========
  Total Return(3) ....................  0.08%       6.79%       8.57%       4.91%      17.16%      (5.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................0.80%(4)      0.80%       0.80%       0.79%       0.78%       0.88%
Ratio of Net Investment Income
to Average Net Assets ................5.71%(4)      5.87%       6.25%       6.18%       6.53%       6.07%
Portfolio Turnover Rate ..............   60%         66%         52%        100%        105%         78%
Net Assets, End of Period
(in thousands) .......................$138,270    $145,496    $126,580    $142,567    $149,223    $121,012

(1) Six months ended April 30, 1999 (unaudited).

(2) Per-share amount was less than $0.005.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      35


Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                                1999(1)          1998      1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........   $9.77         $9.73       $9.55
                                               -----------   ----------   ----------
Income From Investment Operations
  Net Investment Income .......................   0.26          0.55        0.13
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...........  (0.27)         0.07        0.18
                                               -----------   ----------   ----------
  Total From Investment Operations ............  (0.01)         0.62        0.31
                                               -----------   ----------   ----------
Distributions
  From Net Investment Income ..................  (0.26)        (0.55)      (0.13)
  From Net Realized Gains on
  Investment Transactions .....................   --(3)        (0.03)        --
                                               -----------   ----------   ----------
  Total Distributions .........................  (0.26)        (0.58)      (0.13)
                                               -----------   ----------   ----------
Net Asset Value, End of Period ................   $9.50         $9.77       $9.73
                                               ===========   ==========   ==========
  Total Return(4) .............................  (0.05)%        6.52%       3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................... 1.05%(5)        1.05%     1.05%(5)
Ratio of Net Investment Income
to Average Net Assets ......................... 5.46%(5)        5.62%     5.92%(5)
Portfolio Turnover Rate .......................    60%           66%         52%
Net Assets, End of Period
(in thousands) ................................  $2,286        $2,141       $462

(1) Six months ended April 30, 1999 (unaudited).

(2) August 8, 1997 (commencement of sale) through October 31, 1997.

(3) Per-share amount was less than $0.005.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                              See Notes to Financial Statements


36      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      37


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The indices listed are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The  MERRILL  LYNCH  1- TO  5-YEAR  GOVERNMENT/CORPORATE  INDEX is an index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds, and Yankee bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT   INVESTMENT-GRADE   DEBT  FUNDS   (Limited-Term   Bond)--funds  with
dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON
     JOHN WALSH
  CREDIT RESEARCH MANAGER
     GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB  --   SECURITIES   THAT  ARE  LESS   VULNERABLE  TO  DEFAULT  THAN  OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


38      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 31-36.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are


                                                 www.americancentury.com      39


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


40      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9906                                                    Funds Distributor, Inc.
SH-BKT-16755                      (c)1999 American Century Services Corporation

[front cover]
                                                                 APRIL 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
HIGH-YIELD

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

HIGH-YIELD
(ABHIX)
------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended April 30, 1999, we witnessed a remarkable reversal in the U.S. bond market. When we last addressed you in the annual report for American Century High-Yield, investors were rushing out of the high-yield bond market and into the relative safety and liquidity of U.S. Treasury securities. Investors were spooked by global economic and financial turmoil, which motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of Treasurys and into stocks and higher-yielding bonds. While rising interest rates hurt most U.S. bond returns in the first four months of 1999, high-yield corporate bonds performed well. High-yield bonds benefited from good corporate health and strong investor demand for high-yielding investments.

     The year also started well for us. We continued to focus on making American Century easier to do business with and helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've enhanced our Web site (at www.americancentury.com). Among the new features are daily fund information--including return and price data--market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, to help you better understand your fund, we sent you a new simplified prospectus in March. It provides information you need in clear, straightforward language.

     We want your experience with American Century to be rewarding, and we appreciate your continued confidence in us.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Credit Review ..........................................................    4
HIGH-YIELD
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Credit Rating
         Guidelines .......................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* High-yield bonds posted impressive returns during the six months ended April 30, 1999, outpacing nearly all other types of fixed-income securities. The DLJ High Yield Bond Index returned a noteworthy 10.04%.

* Toward the end of 1998, the global economic picture improved. That sparked increased interest in economically sensitive securities such as cyclical stocks and high-yield bonds.

* Global economies continued to stabilize during the first four months of 1999. As a result, "flight-to-quality" demand for Treasury bonds decreased, while demand in the high-yield market rose.

* Signs of inflation began to appear toward the end of the first quarter. That caused the Federal Reserve to change its stance on short-term interest rates. Treasury bond yields rose and prices fell, but solid demand kept high-yield bonds from experiencing similar losses.

CREDIT REVIEW

* Economic crises in emerging markets caused the global default rate on high-yield debt to increase.

* In the U.S., the economy was largely unfazed by international developments. As a result, domestic credit conditions remained generally sound.

* With the economy firing on all cylinders, corporate earnings remained favorable, allowing companies to pay their debts and keeping the domestic default rate under 3%.

* The defaults that occurred were largely a reflection of the increased issuance of lower-quality high-yield bonds--securities that are either unrated or rated lower than B-minus.

MANAGEMENT Q&A

* The fund performed very well, outpacing the return of the average high-yield fund and reflecting the solid overall performance of the high-yield market.

*   Our low exposure to health care and energy-related bonds and our emphasis on
    telecommunications   bonds  were   contributing   factors  to   High-Yield's
    performance.

* Although we made a few slight adjustments, the portfolio's average credit rating remained steady at B.

* Although we continue to be impressed by the strength of the U.S. economy, there are a number of issues that could spell trouble for the high-yield securities market.

* Given our cautious outlook, we plan to position the portfolio defensively for the near term.

[left margin]

                HIGH-YIELD
                  (ABHIX)
TOTAL RETURNS:              AS OF 4/30/99
    6 Months                      11.08%*
    1 Year                         -1.03%
30-DAY SEC YIELD:                   8.06%
INCEPTION DATE:                   9/30/97
NET ASSETS:                 $46.4 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

SOLID RETURNS

     High-yield bonds posted impressive returns during the six months ended April 30, 1999, outpacing nearly all other types of fixed-income securities. The DLJ High Yield Bond Index returned a noteworthy 10.04%. Solid stock market gains and renewed investor enthusiasm for domestic high-yield bonds were largely responsible for that performance.

YIELD SPREADS NARROW

     When the period began, high-yield bonds had just weathered a difficult period. Global financial crises in Asia, Russia, and Latin America had sent investors fleeing from high-yield bonds to the perceived safety of U.S. Treasury bonds. As a result, the yield difference--or spread--between Treasurys and high-yield bonds was at its widest level since 1991 (see the graph at right).

     However, the situation improved in mid-November after the Federal Reserve cut short-term interest rates three times. Investors realized that the U.S. economy's eight-year expansion was still going strong, so they began to shift into economically sensitive securities such as cyclical stocks and high-yield bonds. This caused the yield spread between high-yield bonds and Treasurys to shrink.

AN UPBEAT OUTLOOK

     That narrowing trend continued during the first four months of 1999. Many of the factors that had caused investors to favor Treasurys over high-yield securities disappeared. Domestically, economic growth remained surprisingly robust, which allowed corporate earnings to stay healthy. In addition, Asian and Latin American economies began to improve. Although the devaluation of Brazil's currency in January briefly resurrected concern over global credit conditions, the effect on the high-yield market was short-lived. With global economies stabilizing, "flight-to-quality" demand for Treasurys decreased, while demand in the high-yield market rose.

THE FED SHIFTS ITS STANCE

     Signs of inflation began to appear toward the end of the first quarter. Satisfied that global economies had improved and concerned that economic growth might be too strong, the Federal Reserve changed its policy toward short-term interest rates. The Fed adopted a bias toward raising rates to slow the bustling economy and keep inflation in check.

     Treasury prices fell sharply and yields rose in the wake of that announcement, but solid demand kept high-yield bonds from experiencing similar losses. By the end of April, the difference in yield between high-yield bonds and Treasurys had declined from 735 basis points (a basis point equals 0.01%) at the start of the period to 537 basis points, much closer to where spreads have historically been.

[right margin]

"BY THE END OF APRIL, THE DIFFERENCE IN YIELD BETWEEN HIGH-YIELD BONDS AND TREASURYS HAD DECLINED FROM 735 BASIS POINTS AT THE START OF THE PERIOD TO 537 BASIS POINTS, MUCH CLOSER TO WHERE SPREADS HAVE HISTORICALLY BEEN."

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

DATE            YIELD SPREAD
4/30/89             517
7/31/89             629
10/31/89            745
1/31/90             774
4/30/90             773
7/31/90             718
10/31/90           1060
1/31/91            1058
4/30/91             772
7/31/91             723
10/31/91            724
1/31/92             589
4/30/92             500
7/31/92             544
10/31/92            583
1/31/93             490
4/30/93             437
7/31/93             400
10/31/93            434
1/31/94             391
4/30/94             393
7/31/94             426
10/31/94            405
1/31/95             444
4/30/95             425
7/31/95             432
10/31/95            454
1/31/96             467
4/30/96             388
7/31/96             388
10/31/96            391
1/31/97             336
4/30/97             343
7/31/97             329
10/31/97            361
1/31/98             366
4/30/98             357
7/31/98             400
10/31/98            735
1/31/99             626
4/30/99             537

In Basis Points (a basis point equals 0.01%)
This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


                                                  www.americancentury.com      3


Credit Review
--------------------------------------------------------------------------------

GLOBAL DEFAULT RATES ROSE

     In spite of a solid performance by the U.S. high-yield market, credit conditions worldwide took a turn for the worse. According to Moody's Investors Service Inc., the global default rate on high-yield debt rose to 3.8% for the year ended April 30, 1999, up from 3.4% in 1998 and 2% in 1997.

     Much of that increase can be attributed to problems surrounding emerging markets, which suffered last year amid a series of global crises that threatened to choke off economic growth. To avoid the potential problems presented by emerging-market bonds, High-Yield's portfolio remained concentrated in U.S. holdings.

HEALTHY DOMESTIC GROWTH

     In the U.S., the economy was largely unfazed by international developments during the six months ended April 30. As a result, domestic credit conditions remained generally sound. Buoyed by three short-term interest rate cuts by the Federal Reserve, a historically low unemployment rate, and solid consumer spending, the economy expanded at a surprisingly brisk 6% annual pace during the final three months of 1998 and a robust 4.1% annual clip in the first quarter of 1999.

     With the economy firing on all cylinders, corporate earnings remained favorable, allowing companies to pay their debts and keeping the domestic default rate under 3%.

LOWER-QUALITY ISSUERS STRUGGLED

     The defaults that occurred in the U.S. were largely a reflection of the increased issuance of lower-quality high-yield bonds--securities that are either unrated or rated lower than B-minus.

     In recent years, renewed investor enthusiasm for high-yield bonds brought a surge of supply from small, lower-rated companies. In the past, such companies were forced to seek financing through venture capital or other means. By the late 1990s, however, solid U.S. economic growth and increased investor demand made it increasingly easy for such companies to issue unrated or extremely low-quality bonds.

     In fact, over a quarter of the high-yield securities issued in 1998 were unrated or rated lower than B-minus, the highest level since the late 1980s. When these low-rated companies fail to meet their business plans, it is more difficult for them to go back to the high-yield market for financing. As a result, defaults among these riskier, lower-rated issuers increased.

CREDIT RESEARCH TEAM

     We're proud to report that we've so far maintained a track record of zero defaults for High-Yield's portfolio. We believe that's largely the result of our credit-intensive approach to security selection--similar to the one used by value stock managers--where we try to provide the best combination of total return and risk. To do that, we rely on a team of seasoned credit analysts, who we believe are able to find attractive securities in complex areas of the market.

[left margin]

"WITH THE ECONOMY FIRING ON ALL CYLINDERS, CORPORATE EARNINGS REMAINED FAVORABLE, ALLOWING COMPANIES TO PAY THEIR DEBTS AND KEEPING THE DOMESTIC DEFAULT RATE UNDER 3%."

HIGH-YIELD CREDIT ANALYSIS TEAM
     MICHAEL DIFLEY
     LYNDA LOWRY


4      1-800-345-2021


High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1999

                                 DLJ HIGH YIELD    HIGH CURRENT YIELD FUNDS(2)
                     HIGH-YIELD      INDEX       AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1) .........  11.08%        10.04%          10.17%             --
1 YEAR ..............  -1.03%         1.18%          -0.03%       172 OUT OF 269
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
LIFE OF FUND ........   3.84%         4.37%           3.16%       117 OUT OF 225

The fund's inception date was 9/30/97.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 18-19 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
Value on 4/30/99
DLJ High Yield Index      $10,699
High-Yield                $10,615

                   High-Yield      DLJ High Yield Index
DATE                 VALUE               VALUE
9/30/97             $10,000             $10,000
10/31/97             $9,963              $9,987
11/30/97            $10,044             $10,073
12/31/97            $10,174             $10,173
1/31/98             $10,437             $10,330
2/28/98             $10,491             $10,412
3/31/98             $10,667             $10,529
4/30/98             $10,718             $10,574
5/31/98             $10,729             $10,583
6/30/98             $10,717             $10,595
7/31/98             $10,781             $10,678
8/31/98             $10,097              $9,953
9/30/98              $9,947              $9,929
10/31/98             $9,548              $9,723
11/30/98            $10,144             $10,269
12/31/98            $10,044             $10,228
1/31/99             $10,210             $10,368
2/28/99             $10,209             $10,313
3/31/99             $10,409             $10,452
4/30/99             $10,615             $10,699

$10,000 investment made 9/30/97

The graph at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

PORTFOLIO AT A GLANCE
                             4/30/99           10/31/98
NUMBER OF SECURITIES           85                65
WEIGHTED AVERAGE
   MATURITY                  7.4 YRS           7.0 YRS
AVERAGE DURATION             4.8 YRS           5.5 YRS
EXPENSE RATIO                0.90%*             0.90%

YIELD AS OF APRIL 30, 1999
   30-DAY SEC YIELD          8.06%

* Annualized.

Investment terms are defined in the Glossary on pages 19-20.


                                                  www.americancentury.com      5


High-Yield--Q&A
--------------------------------------------------------------------------------
/photo of Theresa Fennell/

     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID HIGH-YIELD PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1999?

     The fund performed very well, outpacing the return of the average high-yield fund and reflecting the solid overall performance of the high-yield market. For the six months, High-Yield returned 11.08%. That's better than the 10.04% gain of the DLJ High Yield Index and the 10.17% average return of the 304 "High Current Yield Funds" tracked by Lipper Inc. (See the previous page for other performance comparisons.)

WHAT LED TO HIGH-YIELD'S SOLID  PERFORMANCE?

     Our low exposure to health care and energy-related bonds and our emphasis on telecommunications bonds were contributing factors. Nursing homes across the nation have come under competitive pressure to cut costs because of lower Medicare reimbursements. We largely avoided these bonds, which performed poorly.

     Energy issues also struggled. Crude oil prices fell to a 12-year low toward the end of 1998 amid increased OPEC production and shrinking demand from Asian economies. In addition, a relatively mild winter in the Western Hemisphere reduced energy demand. The overall result was a lackluster performance by energy-related bonds, although that performance improved toward the end of the six months thanks to production cuts by OPEC that boosted oil prices.

     Our continued emphasis on telecommunications bonds also helped performance. Telecommunications companies rebounded sharply during the first quarter of 1999, benefiting from many of the same factors that have fueled the sector's solid performance in recent years--deregulation, merger activity, and the Internet Revolution.

BESIDES TELECOMMUNICATIONS, WERE THERE ANY OTHER AREAS OF THE MARKET THAT YOU FAVORED?

     Yes, we also liked broadcasting and media issues. Cable operators are starting to make serious inroads toward providing digital lines. Over time, cable companies aim to give consumers an overall package that includes Internet, phone, and video hookups.

     Those steps would allow the cable operators to compete with regional Bell phone companies, which are developing their own packages. In this sector, we liked Avalon Cable Television, Charter Communications, and NTL Inc. in the U.K.

[left margin]

"ALTHOUGH WE MADE A FEW SLIGHT ADJUSTMENTS, THE PORTFOLIO'S AVERAGE CREDIT RATING REMAINED STEADY AT B."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                   AS OF            AS OF
                  4/30/99          10/31/98
AAA                 5%                8%
BB                 17%               13%
B                  59%               67%
CCC                 4%                1%
UNRATED            15%               11%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.


6      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT HIGH-YIELD'S OVERALL  CREDIT QUALITY?

     Although a few slight adjustments were made, the portfolio's average credit rating remained steady at B. We added a slight credit barbell, which means that we put a small portion of assets in high-quality, cash-equivalent investments and some in low-quality securities rated CCC.

     The short-term cash position provided two benefits: (1) it allowed us to add attractively priced securities when they became available while meeting the fund's periodic liquidity needs, and (2) it cushioned the fund against market volatility. On the opposite end of the investment spectrum, the lower-quality securities that we added to the portfolio enhanced the fund's yield and total return.

     Adding the credit barbell also caused a slight reduction in the fund's duration (a measure of the portfolio's sensitivity to interest rate changes), which fell from 5.5 years at the end of October '98 to 4.8 years at the end of April.

LOOKING FORWARD, WHAT DO YOU SEE IN STORE FOR THE HIGH-YIELD BOND MARKET?

     Although we continue to be impressed by the strength of the U.S. economy, there are a number of issues that could spell trouble for the high-yield securities market.

     The potential for inflation to accelerate is one concern. Overall consumer prices rose 0.7% in April, the largest monthly increase in nearly nine years. About half of the increase was attributed to soaring gasoline prices; however, every other component of the consumer price index also rose. Even though one month's figures don't make a trend, they do raise some concerns going forward.

     Another concern is the potential computer problems associated with the year 2000. If investors begin to feel uneasy about the outlook for global economies to safely weather the event, "flight-to-quality" demand for the relative safety and liquidity of U.S. Treasury bonds could resurface at the expense of lower-quality debt such as high-yield bonds.

     We also believe that the slight increase in domestic defaults in the high-yield market bears watching.

     Of course, there's always a chance that inflation will remain tame, Treasury yields will remain in a range close to current levels, and the yield difference between high-yield securities and Treasurys will continue to decrease; we just don't think that's the most likely scenario.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Given our cautious outlook, we plan to position the portfolio defensively until we're convinced that some of the unfavorable factors we've outlined have worked themselves out of the market. For now, we will probably maintain a fairly large position in telecommunications bonds, which represent the largest portion of the high-yield market. We also intend to keep the fund's duration relatively neutral compared with our Lipper peers and will probably keep a slight credit barbell on the fund.

[right margin]

"ALTHOUGH WE CONTINUE TO BE IMPRESSED BY THE STRENGTH OF THE U.S. ECONOMY, THERE ARE A NUMBER OF ISSUES THAT COULD SPELL TROUBLE FOR THE HIGH-YIELD SECURITIES MARKET."

TOP FIVE INDUSTRIES (AS OF 4/30/99)
                                    % OF FUND INVESTMENTS
TELEPHONE COMMUNICATIONS                   13.5%
BUSINESS SERVICES & SUPPLIES                9.9%
BROADCASTING & MEDIA                        6.9%
COMPUTER SOFTWARE & SERVICES                6.5%
WIRELESS COMMUNICATIONS                     5.8%

TOP FIVE INDUSTRIES (AS OF 10/31/98)
                                    % OF FUND INVESTMENTS
TELEPHONE COMMUNICATIONS                   11.5%
WIRELESS COMMUNICATIONS                     8.8%
ENERGY (PRODUCTION &
   MARKETING)                               8.2%
MACHINERY & EQUIPMENT                       6.8%
PAPER & FOREST PRODUCTS                     6.2%


                                                  www.americancentury.com      7


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS--91.2%
AUTOMOBILES & AUTO PARTS--0.5%
              $   250,000  Dura Operating Corp., 9.00%,
                              5/1/09 (Acquired 4/15/99,
                              Cost $250,000)(1)                      $   255,625
                                                                   -------------
BANKING--2.8%
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/02                                    714,375
                  790,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                                     612,250
                                                                   -------------
                                                                       1,326,625
                                                                   -------------
BROADCASTING & MEDIA--6.9%
                  250,000  Avalon Cable of Michigan, 9.375%,
                              12/1/08 (Acquired 12/4/98,
                              Cost $250,000)(1)                          265,625
                1,000,000  Charter Communication Holdings
                              LLC, 9.92%, 4/1/11 (Acquired
                              3/12/99, Cost $613,940)(1)(2)              660,000
                  750,000  Imax Corp., 7.875%, 12/1/05                   748,125
                  500,000  Intermedia Capital Partners,
                              11.25%, 8/1/06                             565,000
                  500,000  Intl. Cabletel Inc., 11.50%,
                              2/1/06(2)                                  440,625
                  750,000  RCN Corp., 11.125%,
                              10/15/07(2)                                523,125
                                                                   -------------
                                                                       3,202,500
                                                                   -------------
BUSINESS SERVICES & SUPPLIES--9.9%
                  500,000  Diamond Triumph Auto, 9.25%,
                              4/1/08 (Acquired
                              3/25/98-11/9/98, Cost
                              $498,125)(1)                               505,000
                  500,000  Donnelly (R.H.) Corp., 9.125%,
                              6/1/08                                     531,875
                  500,000  Group Maintenance America,
                              9.75%, 1/15/09 (Acquired
                              1/19/99, Cost $500,000)(1)                 511,250
                  500,000  Integrated Electric Services,
                              9.375%, 2/1/09 (Acquired
                              1/25/99, Cost $496,000)(1)                 507,500
                  500,000  Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                            496,250
                  500,000  NationsRents, Inc., 10.375%,
                              12/15/08                                   522,500
                  500,000  Unicco Service/Finance,
                              Series B, 9.875%, 10/15/07                 501,250
                1,000,000  United Rentals, Inc., Series B,
                              9.50%, 6/1/08                            1,025,000
                                                                   -------------
                                                                       4,600,625
                                                                   -------------
CHEMICALS & RESINS--3.9%
                  500,000  Borden Chemicals & Plastics
                              Limited Partnership, 9.50%,
                              5/1/05                                     505,000

Principal Amount                                                         Value
--------------------------------------------------------------------------------

              $   500,000  Octel Developments PLC,
                              10.00%, 5/1/06                         $   524,375
                  750,000  Scotts Company, 8.675%,
                              1/15/09 (Acquired 1/14/99,
                              Cost $750,000)(1)                          780,000
                                                                   -------------
                                                                       1,809,375
                                                                   -------------
COMMUNICATIONS EQUIPMENT--0.8%
                  500,000  Telehub Communications Corp.,
                              13.875%, 7/31/05(2)                        360,000
                                                                   -------------
COMPUTER SOFTWARE & SERVICES--5.8%
                1,000,000  ICG Services Inc., 10.00%,
                              2/15/08(2)                                 635,000
                  500,000  PSINet Inc., Series B, 10.00%,
                              2/15/05 (Acquired 4/15/99,
                              Cost $535,000)(1)                          525,000
                1,000,000  Rhythms NetConnections,
                              12.75%, 4/15/09 (Acquired
                              4/16/99, Cost $1,000,000)(1)             1,000,000
                  500,000  Verio Inc., 10.375%, 4/1/05                   536,250
                                                                   -------------
                                                                       2,696,250
                                                                   -------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--2.1%
                1,000,000  Toll Corp., 8.00%, 5/1/09                   1,000,000
                                                                   -------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.9%
                  500,000  Flextronics Intl. Ltd., Series B,
                              8.75%, 10/15/07                            520,000
                  250,000  International Utility Structures Inc.,
                              10.75%, 2/1/08                             256,250
                  500,000  MCMS, Inc., Series B, 9.75%,
                              3/1/08                                     310,000
                  750,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                           723,750
                                                                   -------------
                                                                       1,810,000
                                                                   -------------
ENERGY (PRODUCTION &
MARKETING)--3.8%
                  320,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                             331,200
                  500,000  Ocean Energy, Inc., Series B,
                              8.875%, 7/15/07                            516,250
                  500,000  Range Resources Corp., 8.75%,
                              1/15/07                                    420,000
                  500,000  Snyder Oil Corp., 8.75%,
                              6/15/07                                    506,250
                                                                   -------------
                                                                       1,773,700
                                                                   -------------
ENERGY (SERVICES)--1.1%
                  250,000  Trico Marine Services, Inc.,
                              Series G, 8.50%, 8/1/05                    220,625
                  500,000  Universal Compression Inc.,
                              9.875%, 2/15/08(2)                         315,000
                                                                   -------------
                                                                         535,625
                                                                   -------------

                                              See Notes to Financial Statements


8      1-800-345-2021


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--1.2%
               $1,000,000  Envirosource, Inc., 9.75%,
                              6/15/03                                $   580,000
                                                                   -------------
FINANCIAL SERVICES--3.5%
                  750,000  AMRESCO, INC., Series 1998 A,
                              9.875%, 3/15/05                            615,000
                  750,000  Metris Companies Inc., 10.00%,
                              11/1/04                                    772,500
                  500,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                            267,500
                                                                   -------------
                                                                       1,655,000
                                                                   -------------
HEALTHCARE--0.5%
                  250,000  Magellan Health Services, 9.00%,
                              2/15/08                                    211,250
                                                                   -------------
INDUSTRIAL--1.7%
                  750,000  Park-Ohio Industries, Inc., 9.25%,
                              12/1/07                                    776,250
                                                                   -------------
LEISURE--5.3%
                  500,000  Circus Circus Enterprises, Inc.,
                              7.625%, 7/15/13                            476,250
                1,000,000  Isle of Capri Casinos, Inc., 8.75%,
                              4/15/09 (Acquired 4/20/99,
                              cost $1,000,000)(1)                        997,500
                  500,000  Park Place Entertainment, 7.875%,
                              12/15/05                                   493,750
                  500,000  SFX Entertainment, Inc., 9.125%,
                              12/1/08 (Acquired 4/28/99,
                              Cost $517,500)(1)                          518,750
                                                                   -------------
                                                                       2,486,250
                                                                   -------------
MACHINERY & EQUIPMENT--1.0%
                  500,000  Key Components, Inc., 10.50%,
                              6/1/08                                     481,250
                                                                   -------------
METALS & MINING--1.1%
                  500,000  Golden Northwest Aluminum,
                              12.00%, 12/15/06 (Acquired
                              12/14/98, Cost $500,000)(1)                516,250
                                                                   -------------
PACKAGING & CONTAINERS--2.2%
                  750,000  Graham Packaging Co., Series B,
                              10.75%, 1/15/09(2)                         525,000
                  500,000  Stone Container, 10.75%, 10/1/02              523,750
                                                                   -------------
                                                                       1,048,750
                                                                   -------------
PAPER & FOREST PRODUCTS--4.8%
                  750,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                            834,375
                  500,000  Gaylord Container Corp., Series B,
                              9.75%, 6/15/07                             482,500
                  500,000  Grupo Industrial Durango, S.A. de
                              C.V., 12.625%, 8/1/03                      507,500
                  500,000  Repap New Brunswick, 10.625%,
                              4/15/05                                    415,000
                                                                   -------------
                                                                       2,239,375
                                                                   -------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

RESTAURANTS--1.1%
              $   500,000  Apple South Inc., 9.75%, 6/1/06           $   502,500
                                                                   -------------
RETAIL (GENERAL MERCHANDISE)--1.1%
                  500,000  Tuesday Morning Corp., Series B,
                              11.00%, 12/15/07                           532,500
                                                                   -------------
RETAIL (SPECIALTY)--3.2%
                  500,000  Musicland Group, 9.00%,
                              6/15/03                                    505,000
                1,000,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             997,500
                                                                   -------------
                                                                       1,502,500
                                                                   -------------
STEEL--1.1%
                  500,000  California Steel Industries, 8.50%,
                              4/1/09 (Acquired 3/31/99,
                              Cost $500,000)(1)                          512,500
                                                                   -------------
TELEPHONE COMMUNICATIONS--12.2%
                  750,000  21st Century Telecom Group,
                              12.25%, 2/15/08(2)                         352,500
                1,000,000  Allegiance Telecom Inc., Series B,
                              11.75%, 2/15/08(2)                         673,750
                1,000,000  DTI Holdings Inc., Series B,
                              12.50%, 3/1/08(2)                          390,000
                  500,000  Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                            560,000
                1,000,000  GST USA, Inc., 10.59%,
                              12/15/05(2)                                840,000
                  750,000  IDT Corp., 8.75%, 2/15/06                     765,000
                  250,000  Intermedia Communications Inc.,
                              9.56%, 7/15/02(2)                          189,375
                  250,000  Intermedia Communications Inc.,
                              9.50%, 3/1/09 (Acquired
                              2/19/99, Cost $248,878)(1)                 260,000
                  500,000  Jazztel PLC, 14.00%, 4/1/09
                              (Acquired 3/31/99, Cost
                              $500,000)(1)                               511,250
                  250,000  Microcell Telecommunications Inc.,
                              12.52%, 6/1/06(2)                          211,875
                  500,000  Qwest Communications
                              International Inc., Series B,
                              7.44%, 2/1/03(2)                           401,250
                  500,000  RSL Communications PLC,
                              10.50%, 11/15/08                           522,500
                                                                   -------------
                                                                       5,677,500
                                                                   -------------
TEXTILES & APPAREL--2.2%
                  500,000  Delta Mills, Inc., Series B, 9.625%,
                              9/1/07                                     503,750
                  500,000  Supreme International Corp.,
                              12.25%, 4/1/06 (Acquired
                              3/31/99, Cost $494,260)(1)                 507,500
                                                                   -------------
                                                                       1,011,250
                                                                   -------------
TRANSPORTATION--1.7%
                  750,000  Atlas Air, Inc., 10.75%, 8/1/05               789,375
                                                                   -------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

Principal Amount/Shares                                                  Value
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--5.8%
              $   250,000  Metrocall, Inc., 10.375%,
                              10/1/07                                $   216,875
                1,000,000  NEXTEL Communications, Inc.,
                              10.11%, 8/15/04(2)                       1,045,000
                  750,000  Orange plc, 8.00%, 8/1/08                     772,500
                  500,000  Paging Network, Inc., 10.00%,
                              10/15/08                                   410,000
                  500,000  Telesystem International Wireless
                              Inc., Series C, 10.50%,
                              11/1/07(2)                                 275,000
                                                                   -------------
                                                                       2,719,375
                                                                   -------------
TOTAL CORPORATE BONDS                                                 42,612,200
                                                                   -------------
   (Cost $43,830,711)

PREFERRED STOCKS & WARRANTS--2.0%
COMPUTER SOFTWARE & SERVICES--0.7%
                      282  Concentric Network Corp., PIK,
                              13.50%                                     320,775
                                                                   -------------

Principal Amount/Shares                                                  Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--1.3%
                    1,000  Allegiance Telecom Inc. Warrants          $    38,126
                    5,000  DTI Holdings Inc. Warrants                        600
                    5,000  Global Crossing Holdings Ltd.,
                              PIK, 10.50%                                581,250
                                                                   -------------
                                                                         619,976
                                                                   -------------
TOTAL PREFERRED STOCKS & WARRANTS                                        940,751
                                                                   -------------
   (Cost $738,562)

TEMPORARY CASH INVESTMENTS--6.8%
              $  864,000   FHLB Discount Notes, 4.90%,
                              5/3/99(3)                                  864,000
   Repurchse Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.80%, dated 4/30/99,
       due 5/3/99 (Delivery value $2,300,920)                          2,300,000
                                                                   -------------
TOTAL TEMPORARY CASH INVESTMENTS                                       3,164,000
                                                                   -------------
   (Cost $3,163,765)

TOTAL INVESTMENT SECURITIES--100.0%                                  $46,716,951
                                                                   =============
   (Cost $47,733,038)

NOTES TO SCHEDULE OF INVESTMENTS

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

FHLB = Federal Home Loan Bank

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999, was $8,833,750, which represented 19.0% of net assets. None of these securities are considered to be illiquid.

(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(3) Rate disclosed is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments the fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal (dollar) amount of each bond or the number of shares of each stock

* the market value of each investment

* the percentage of total investments in each industry

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $47,733,038)
  (Note 3) ..............................................         $  46,716,951
Interest receivable .....................................               893,655
                                                                  -------------
                                                                     47,610,606
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ................................                88,149
Payable for investments purchased .......................             1,042,920
Accrued management fees (Note 2) ........................                34,002
Dividends payable .......................................                 4,405
Other liabilities .......................................                    84
                                                                  -------------
                                                                      1,169,560
                                                                  -------------
Net Assets ..............................................         $  46,441,046
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class ............................           200,000,000
                                                                  =============
Outstanding -- Investor Class ...........................             5,006,630
                                                                  =============
Net Asset Value Per Share ...............................         $        9.28
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .................         $  48,832,008
Accumulated net realized loss on
  investment transactions ...............................            (1,374,875)
Net unrealized depreciation
  on investments (Note 3) ...............................            (1,016,087)
                                                                  -------------
                                                                  $  46,441,046
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned but not yet paid out to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................          $ 1,922,886
                                                                    -----------
Expenses (Note 2):
Management fees ..........................................              180,257
Directors' fees and expenses .............................                  146
                                                                    -----------
                                                                        180,403
                                                                    -----------
Net investment income ....................................            1,742,483
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........................           (1,368,217)
Change in net unrealized
  depreciation on investments ............................            3,774,763
                                                                    -----------
Net realized and unrealized
  gain on investments ....................................            2,406,546
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ..............................          $ 4,149,029
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1998

Increase in Net Assets:                               1999              1998

OPERATIONS
Net investment income ......................     $  1,742,483      $  2,291,261
Net realized gain (loss) on investments ....       (1,368,217)           29,979
Change in net unrealized
  depreciation on investments ..............        3,774,763        (4,679,178)
                                                 ------------      ------------
Net increase (decrease) in net assets
  resulting from operations ................        4,149,029        (2,357,938)
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,742,483)       (2,291,261)
From net realized gains on
  investment transactions ..................          (36,637)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,779,120)       (2,291,261)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       37,903,694        59,205,875
Proceeds from reinvestment
  of distributions .........................        1,432,925         1,965,445
Payments for shares redeemed ...............      (27,494,415)      (35,365,180)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........       11,842,204        25,806,140
                                                 ------------      ------------
Net increase in net assets .................       14,212,113        21,156,941

NET ASSETS
Beginning of period ........................       32,228,933        11,071,992
                                                 ------------      ------------
End of period ..............................     $ 46,441,046      $ 32,228,933
                                                 ============      ============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................        4,169,558         5,938,245
Issued in reinvestment of distributions ....          156,757           200,982
Redeemed ...................................       (3,012,015)       (3,564,707)
                                                 ------------      ------------
Net increase ...............................        1,314,300         2,574,520
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. High-Yield Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     Security Valuations -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Repurchase Agreements -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     Income Tax Status -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Additional   Information   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

     The Board of Directors adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, were $24,008,003 and $11,861,760, respectively.

     As  of  April  30,  1999,  accumulated  net  unrealized   depreciation  was
$1,022,012, based on the aggregate cost of investments for federal income tax purposes of $47,738,963, which consisted of unrealized appreciation of $1,102,534 and unrealized depreciation of $2,124,546.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through April 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

   The following name change became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================

   Fund:       High-Yield Fund           American Century - Benham
                                         High-Yield Fund


                                                 www.americancentury.com      15


High-Yield--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                           1999(1)        1998        1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...$     8.73    $     9.91   $    10.00
                                        ----------    ----------   ----------
Income From Investment Operations
  Net Investment Income ................      0.40          0.83         0.06
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....      0.56         (1.18)       (0.09)
                                        ----------    ----------   ----------
Total From Investment Operations .......      0.96         (0.35)       (0.03)
                                        ----------    ----------   ----------
Distributions
  From Net Investment Income ...........     (0.40)        (0.83)       (0.06)
  From Net Realized Gains on
  Investment Transactions ..............     (0.01)         --           --
                                        ----------    ----------   ----------
  Total Distributions ..................     (0.41)        (0.83)       (0.06)
                                        ----------    ----------   ----------
Net Asset Value, End of Period .........$     9.28    $     8.73   $     9.91
                                        ==========    ==========   ==========
  Total Return(3) ......................     11.08%        (4.09)%      (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................      0.90%(4)      0.90%       0.90%(4)
Ratio of Net Investment Income
to Average Net Assets ..................      8.70%(4)      8.41%       7.39%(4)
Portfolio Turnover Rate ................        33%           85%        --
Net Assets, End of Period
(in thousands) .........................$   46,441    $   32,229   $   11,072

(1) Six months ended April 30, 1999 (unaudited).

(2) September 30, 1997 (inception) through October 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* distributions of income and capital gains paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

                                              See Notes to Financial Statements


16      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     American Century High-Yield seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The index listed below is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ High Yield Index is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER RANKINGS

     Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper category for High-Yield is:

     High Current Yield Funds -- funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB  --  securities   that  are  less   vulnerable  to  default  than  other
lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     THERESA FENNELL
  HIGH-YIELD ANALYSTS
     MICHAEL DIFLEY
     LYNDA LOWRY


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Glossary
--------------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* Number of Securities--the number of different securities held by the fund on a given date.

* Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* Average Duration -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* Corporate Bonds -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* Capital Preservation -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.


                                                 www.americancentury.com      19


Glossary
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                                                                    (Continued)

* Income -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* Growth & Income -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* Growth -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* Conservative -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* Moderate -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* Aggressive -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

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